UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

EMBARCADERO FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Small-Cap Growth Fund and All-Cap Growth Fund Shareholders:

We are excited to send you the enclosed proxy information detailing proposed changes to the Small-Cap Growth Fund and All-Cap Growth Fund (each, a “Fund”), each a series of the Embarcadero Funds.  As a valued shareholder, you know that the past few years have presented challenges to you and to the Funds.  We recognize that you approved significant changes for your Fund last year designed to address these challenges.  However, in light of more recent developments in the financial markets and new opportunities available to the Funds, we believe that we have developed a new and improved plan that will address the Funds’ challenges and benefit you as a shareholder of the Funds.  Portions of the plan will require your approval, on which we are asking you to vote in these proxy materials.  This plan, along with other ongoing initiatives undertaken by the Board of Directors, is designed to benefit investors by improving performance and reducing Fund expenses over time.  The details of the proxy proposals are presented below and in the attached joint proxy statement, which we invite you to review closely.

A Special Meeting of Shareholders of the Embarcadero Funds will be held at 3 Embarcadero Center, Suite 1120, San Francisco, CA 94111, on January [  ], 2010 to:

•

Approve new investment advisory agreements for each Fund with Van Wagoner Capital Management, Inc. (“VWCM”); and

•

Transact such other business as may properly come before the Special Meeting.

The enclosed materials describe new advisory arrangements for the Funds.  If the new investment advisory agreement with VWCM is approved by shareholders of a Fund, VWCM would continue to serve as the Fund’s investment adviser, but the Funds would implement their “manager of managers” structure through new investment programs under the day-to-day management of new subadvisers.  VWCM may make direct investments for a Fund, but it would primarily be responsible for supervising the subadvisers and allocating assets for some or all of them to manage.

If a Fund’s new advisory agreement is approved, the Small-Cap Growth Fund would follow an absolute return strategy, and the All-Cap Growth Fund would follow a market neutral strategy.  The new investment programs, along with the primary risks associated with these programs, are described in the attached joint proxy statement.  Information about the new subadvisers also appears in the joint proxy statement.  If your Fund’s new advisory agreement is approved, your Fund’s name would also change.  The Small-Cap Growth Fund would change its name to the Absolute Return Fund and the All-Cap Growth Fund would change its name to the Market Neutral Fund.

VWCM believes, and the Board agrees, that the recent downturn in the financial markets provides the Funds the opportunity to gain access to managers and strategies that are intended to have low correlations to traditional market indices.  Moreover, VWCM believes, and the Board agrees, that the “manager of managers” structure provides shareholders with access to the expertise of several different high quality asset managers at a reasonable cost.  These subadvisers, and others in the future, are generally available for institutions, endowments and qualified (i.e., high net worth) investors.  These subadvisers also typically require lock-up agreements and a large minimum investment.  In reviewing and ultimately recommending the subadvisers for the Funds, VWCM proposed subadvisers who currently provide advisory services to other registered mutual funds, and are thus familiar and experienced with using their strategies for a registered mutual fund.

I enthusiastically support these proposals as they will:

•

Allow new investment strategies, designed to improve performance and reduce volatility, to be implemented for the Funds

•

Provide shareholders access to skilled and experienced asset managers specializing in a range of investment strategies that complement each other in order to provide shareholders with returns that are expected to be less volatile and less sensitive to financial market indices

•

Make, along with other ongoing initiatives, the Funds more competitive with other fund offerings, which could reduce expenses from their current levels if they attract new investors and asset size increases

•

Provide these benefits in a cost-effective manner

THE BOARD OF DIRECTORS OF THE EMBARCADERO FUNDS RECOMMENDS YOU VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT FOR YOUR FUND AT THE SPECIAL MEETING.

Please review these proxy solicitation materials and complete and return your proxy card as soon as possible.  Alternatively, you may vote by telephone or via the Internet.  It is very important that you vote and that your voting instructions be received no later than [January XX], 2010.

If you have any questions after considering the enclosed materials, please call 1-866-207-3626.

Sincerely,

/s/ Jay Jacobs

President

The Embarcadero Funds

November [XX], 2009

FREQUENTLY ASKED QUESTIONS

Why have I received this joint proxy statement?

Your Board of Directors has sent you this joint proxy statement to ask for your vote as a shareholder of the Small-Cap Growth Fund or the All-Cap Growth Fund (a “Fund” or the “Funds”) on a proposal to approve a new advisory agreement for your Fund.

What is happening?

After careful consideration, your Board of Directors has approved important changes for the Funds.  The plan, a key part of which requires your approval, reflects discussions between the Board and Van Wagoner Capital Management, Inc. (“VWCM”), and is intended to address the challenges that the Funds have faced in recent years.

In the fall of 2008, shareholders of the Funds were asked to approve new advisory arrangements whereby VWCM would serve as investment adviser and a single subadviser would be engaged to provide day-to-day investment advice.  The proposal was approved, and the Funds implemented new investment programs.  These new investment programs follow relative return strategies, meaning that their success is measured in relation to a market benchmark, and the Funds’ performance fluctuates in relation to the benchmark.  Since the new investment programs were implemented, the financial markets have been extremely volatile and, despite recent improvements, the markets, and the economy more generally, continue to experience a severe economic and credit crisis.  The Funds were not immune to the turmoil and, like most other equity funds, have experienced significant negative returns during the current crisis.  The crisis has forced market participants to reevaluate their investment goals and prioritize their objectives.  This reevaluation has led to increased interest in new investment strategies that are intended to be less volatile than market indices.  These strategies seek lower volatility and seek to generate their returns with low correlations to most market indices.  They use a number of techniques and strategies that, until recently, have generally not been available to mutual funds and their shareholders.  If the new advisory agreement is approved for your Fund, your Fund would change its investment program to permit the Fund to participate in absolute return strategies that are intended to have low correlations to traditional market indices.

Under the plan approved by the Board, VWCM would serve as the investment adviser to each Fund under a new advisory agreement.  The Small-Cap Growth Fund would follow an absolute return strategy, and the All-Cap Growth Fund would follow a market neutral strategy, as described in the Joint Proxy Statement.  The Funds would pursue these strategies by engaging multiple subadvisers to provide advisory services, under VWCM’s oversight.  Under this “manager of managers” structure, VWCM would be responsible for monitoring the subadvisers, and allocating assets among them.  In addition to allocating assets among subadvisers, VWCM may also invest a Fund’s assets in securities and other instruments directly, including certain derivatives and other registered mutual funds, to reduce market exposure or better achieve a Fund’s investment objectives.  VWCM may also invest a Fund’s assets in funds managed by certain of the subadvisers.

VWCM believes, and the Board agrees, that the recent downturn in the financial markets provides the Funds the opportunity to gain access to managers and strategies that are intended to have low correlations to traditional market indices.  Moreover, VWCM believes, and the Board agrees, that the “manager of managers” structure provides shareholders with access to the expertise of several different high quality asset managers at a reasonable cost.  These subadvisers, and others in the future, are generally available for institutions, endowments and qualified (i.e., high net worth) investors.  These subadvisers also typically require lock-up agreements and a large minimum investment.  In reviewing and ultimately recommending proposed subadvisers for the Funds, VWCM proposed subadvisers who currently provide advisory services to other registered mutual funds, and are thus familiar and experienced with using their strategies for a registered mutual fund.

The proposed new advisory agreement and new investment program for your Fund is part of a larger plan to reposition the Embarcadero Funds and increase their viability in order to attract new investors and ultimately reduce expenses.  New advisory arrangements for other series of the Embarcadero Funds designed to allow them to implement low market correlation strategies were approved in 2009.  However, in order to fully implement these strategies, VWCM believes that a larger asset base is necessary.  Accordingly, separate approvals are being sought to reorganize these other series of the Embarcadero Funds into the Funds, reducing the number of series and streamlining the offerings of the Embarcadero Funds around the multi-manager, low market correlation strategies described in the Joint Proxy Statement.  These reorganizations do not require your approval, and there is no assurance that their shareholders’ approvals will be obtained.  However, VWCM does not believe that these reorganizations are necessary for your Fund to successfully implement the strategies described in the Joint Proxy Statement.

The Board is enthusiastic about taking the Funds in a new direction and the opportunities provided by the new strategies and advisory arrangements, and hope that you will be as well.

What am I being asked to vote on?

In order to implement the plan, shareholders of each Fund need to approve a new advisory agreement with VWCM for their Fund.  Shareholders of each Fund will vote separately on the new advisory agreement, and approval of the agreement by one Fund will not impact the other Fund.  The terms of the new advisory agreements are substantially similar to the existing advisory agreements with VWCM, except for an increase in the fee that is necessary in order for VWCM to compensate the various subadvisers who may provide day-to-day investment management services to the Funds.  Note that although your Fund’s advisory fees would increase under the new advisory agreement, the Fund’s expenses will be limited by an agreement the Board has reached with VWCM, as described below.

Who are the subadvisers?

Since you approved a “manager of managers” structure for your Fund last year, and the Funds and VWCM have obtained exemptive relief for the structure from the Securities and Exchange Commission, it is not necessary for you to vote on each subadviser for your Fund.  However, information about the subadvisers is presented in the Joint Proxy Statement, including information about the portfolio managers who would oversee the Funds’ investments.  The subadvisers are experienced asset managers who follow a wide range of specialized investment strategies.

What will happen to my Fund’s fees and expenses?

The fee under the new advisory agreement with VWCM would be higher than the fee under the current agreement.  The higher fee is necessary in order for VWCM to compensate the various subadvisers who would provide day-to-day investment management services to the Funds.  However, the Funds’ expenses will be limited by an agreement the Board has reached with VWCM.  Under that agreement, which will take effect only if the new advisory arrangements are approved and would remain in effect through April 30, 2011, VWCM will waive all or a portion of its advisory fees or reimburse expenses, as necessary, in order to keep these Funds’ total annual fund operating expenses (besides certain expenses, including fees and expenses of funds in which a Fund invests and dividend expenses on short sales) from exceeding 2.99 % of the Fund’s average daily net assets.  Thus, notwithstanding the increase in advisory fees, the Funds’ expenses will be limited by this agreement and, as a result, are expected to decrease.  When comparing expenses, note that the expense limitation does not apply to estimated dividend expense on short sales and estimated acquired fund fees and expenses, if any.

Separately, the new advisory arrangements have been designed in a cost-effective manner, and if the Funds grow in size under new management, total expenses should decrease from their current levels.  Note that the Funds will only be responsible for VWCM’s advisory fees; VWCM will pay the subadvisers’ fees out of its advisory fees.

What will happen to my Fund’s investment program?

If the new advisory arrangements are approved, each Fund would change its investment program, as well as its name.  The Small-Cap Growth Fund (which would change its name to the Absolute Return Fund) would seek long-term capital appreciation by allocating its assets among a select group of managers in order to achieve its objective; the strategies and investment techniques employed by the managers would seek to achieve returns with low correlation to traditional market indices.  The All-Cap Growth Fund (which would change its name to the Market Neutral Fund) would seek long-term capital appreciation by allocating its assets among a select group of managers in order to achieve its investment objective; the strategies and investment techniques employed by the managers would seek to produce lower volatility and risk than traditional market indices by investing in both long and short positions of different securities.  The Joint Proxy Statement contains a description of the Funds’ investment programs, including the risks associated with the program.

How does the Board recommend that I vote?

The Board of Directors, including the independent Directors, recommends that you vote “for” the new advisory agreement for your Fund.  The Board supports the proposal because it will:

•

Allow new investment strategies, designed to improve performance and reduce volatility, to be implemented for the Funds

•

Provide shareholders access to skilled and experienced asset managers specializing in a range of investment strategies that complement each other in order to provide shareholders with returns that are expected to be less volatile and less sensitive to financial market indices

•

Make, along with other ongoing initiatives, the Funds more competitive with other fund offerings, which could reduce expenses from their current levels if they attract new investors and asset size increases

•

Provide these benefits in a cost-effective manner

What happens if shareholders do not approve a proposal?

If shareholders do not approve a new advisory agreement for their Fund, VWCM will continue as your Fund’s investment adviser under its current agreement and the Board will consider other actions that may be taken.  Each Fund is currently invested, for temporary defensive purposes, primarily in high quality short-term money market funds or instruments pending deployment of its new investment program, if the new advisory agreement is approved.  If the new advisory agreement is not approved, potential actions may include resubmitting the proposal to shareholders at a later date, other advisory arrangements, or liquidating the Funds.  Please note that the new investment programs would not be implemented, and the subadvisers would not be engaged, if the new advisory agreement is not approved.

Who is entitled to vote?

Shareholders of record on [November XX], 2009 are entitled to vote at the Special Meeting.

Who should I call for more information?

If you need more information, please call 1-866-207-3626.

How do I vote my shares?

You can vote your shares using any of the following options:

In Person: You may vote your shares in person at the Special Meeting if you attend.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone.  To do so, please have your proxy card available and call the toll-free number on the proxy card.  Enter your control number from your proxy card and follow the simple instructions.

By Internet: You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card.  Follow the simple instructions found on the website.

Who is bearing the expenses related to the Special Meeting?

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the Special Meeting will be paid by the Funds, allocated according to their relative net assets.

How can I obtain a copy of the annual report and semi-annual report?

You may request a copy of the Funds’ most recent annual report and semi-annual report succeeding the annual report, if any, by writing to Embarcadero Funds, Inc., c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling 1-800-228-2121.  The Funds will furnish these copies free of charge.

EMBARCADERO FUNDS, INC.

Small-Cap Growth Fund	All-Cap Growth Fund

3 Embarcadero Center

Suite 1120

San Francisco, California 94111

(800) 228-2121

Notice of Special Meeting of Shareholders

To Be Held January [XX], 2010

To Small-Cap Growth Fund and All-Cap Growth Fund Shareholders:

We invite you to attend a special meeting (the “Special Meeting”) of shareholders of the Small-Cap Growth Fund and All-Cap Growth Fund (each, a “Fund” and collectively the “Funds”), portfolios of Embarcadero Funds, Inc. (the “Company”).  The Special Meeting will be held at the offices of Van Wagoner Capital Management, Inc. at 3 Embarcadero Center, Suite 1120, San Francisco California 94111, on January [XX], 2010, at 10:00 a.m., local time.

The purpose of the Special Meeting is to ask you to consider the following proposals:

1.

To approve a new investment advisory agreement for your Fund with Van Wagoner Capital Management, Inc. (“VWCM”); and

2.

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Shareholders of each Fund will vote separately on each proposal.

You are entitled to vote at the Special Meeting and any adjournments or postponements thereof if you owned shares of your Fund at the close of business on [November XX], 2009.

Whether or not you plan to attend the Special Meeting in person, please vote your shares.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions on your proxy card to vote by phone or via the Internet.  You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

PLEASE NOTE:  You may receive more than one proxy package if you hold shares in more than one account.  You must return separate proxy cards for separate holdings if voting by mail.  We have provided postage paid return envelopes for each, which require no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY.

By Order of the Board of Directors,

/s/ Jay Jacobs

President

November [XX], 2009

EMBARCADERO FUNDS, INC.

Small-Cap Growth Fund	All-Cap Growth Fund

3 Embarcadero Center

Suite 1120

San Francisco, California 94111

www.embarcaderomutualfunds.com

Joint Proxy Statement

For the Special Meeting of Shareholders

To Be Held January [XX], 2010

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Embarcadero Funds, Inc. (the “Company”) to be voted at the Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of Van Wagoner Capital Management, Inc., 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on January [XX], 2010, at 10:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth below.  The mailing of the Notice of Special Meeting, this Joint Proxy Statement and the accompanying proxy card will take place on or about [November XX], 2009.

The purpose of the Special Meeting is to ask you to consider the following proposals:

1.

To approve a new investment advisory agreement for your Fund with Van Wagoner Capital Management, Inc. (“VWCM”); and

2.

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Shareholders of each Fund will vote separately on the new advisory agreement, and approval of a new advisory agreement by the shareholders of one Fund will not impact the other Fund.

If you owned shares of a Fund as of the close of business on the record date of [November XX], 2009 (the “Record Date”), then you are entitled to vote.  You will be entitled to one vote per share for each share that you own on the Record Date.

On the Record Date, the number of outstanding shares of each Fund entitled to vote at the Special Meeting was as follows:

Fund	Outstanding Shares
Small-Cap Growth Fund	[ ]
All-Cap Growth Fund	[ ]

Appendix A sets forth those shareholders of record who owned more than 5% of a Fund’s outstanding shares as of the Record Date.  [The Fund’s Officers and Directors, as a group, owned less than 1% of each of the Funds as of the Record Date.]

For your convenience, you may vote your shares in the following four ways.

In Person: You may vote your shares in person at the Special Meeting if you attend.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone.  To do so, please have your proxy card available and call the toll-free number on the proxy card.  Enter your control number from your proxy card and follow the simple instructions.

By Internet: You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card.  Follow the simple instructions found on the website.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Shareholders voting via telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder.  Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote.

Your Board, including the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, the Funds, or VWCM (the “Independent Directors”) recommend that you vote “FOR” the new advisory agreement discussed below.

OVERVIEW AND NEW INVESTMENT PROGRAMS

After careful consideration, the Board has approved important changes impacting the Funds.  Significantly, the Board has approved a new investment advisory agreement with VWCM and new subadvisory agreements with various subadvisers for both Funds.  Information about VWCM appears in Proposal 1 and information about the subadvisers appears in Appendix C.  If a new advisory agreement is approved by shareholders of a Fund, the Fund’s name and its investment program would change, as outlined below.  The new investment programs would only be implemented if shareholders approve the new advisory agreement for their Fund.

VWCM believes, and the Board agrees, that the recent downturn in the financial markets provides the Funds the opportunity to gain access to managers and strategies that are intended to have low correlations to traditional market indices.  Moreover, VWCM believes, and the Board agrees, that the “manager of managers” structure provides shareholders with access to the expertise of several different high quality asset managers at a reasonable cost.  These subadvisers, and others in the future, are generally available for institutions, endowments and qualified (i.e., high net worth) investors.  These subadvisers also typically require lock-up agreements and a large minimum investment.  In reviewing and ultimately recommending the subadvisers for the Funds, VWCM proposed subadvisers who currently provide advisory services to other registered mutual funds, and are thus familiar and experienced with using their strategies for a registered mutual fund.

The Board supports the Proposal and asks for your support.  The Board believes the new advisory agreement will:

•

Allow new investment strategies, designed to improve performance and reduce volatility, to be implemented for the Funds

•

Provide shareholders access to skilled and experienced asset managers specializing in a range of investment strategies that complement each other in order to provide shareholders with returns that are expected to be less volatile and less sensitive to financial market indices

•

Make, along with other ongoing initiatives, the Funds more competitive with other fund offerings, which could reduce expenses from their current levels if they attract new investors and asset size increases

•

Provide these benefits in a cost-effective manner

The Funds currently follow relative return strategies, although they have recently been invested, for temporary defensive purposes, primarily in high quality short-term money market funds or instruments pending deployment of their new investment programs.  The Small-Cap Growth Fund primarily invests in common stock of companies that, at the time of purchase, have market capitalizations between the smallest and largest companies in the Russell 2000 Growth Index.  The All-Cap Growth Fund, although it has a broad investment mandate, buys primarily common stocks and typically has 30-50 holdings.  VWCM is the investment adviser to both Funds, and a single subadviser provided day-to-day management of the Funds’ assets.  By contrast, under the new investment programs, the Funds would follow lower volatility strategies and intend to invest in a wider range of instruments, markets and asset classes.  VWCM would continue to serve as the investment adviser, but a number of different managers would subadvise the Funds.

The following pages contain information about the Funds if the new advisory agreements are approved, including their new names, their advisers and their investment programs.  Information about the Small-Cap Growth Fund appears below on this page [XX], with the main risks appearing on page [XX]; information about the All-Cap Growth Fund appears below on page [XX], with the main risks appearing on page [XX].  More information about the subadvisers appears in Appendix C.

Fund:

SMALL-CAP GROWTH FUND

New Name:

EMBARCADERO ABSOLUTE RETURN FUND

Adviser:

VWCM

Subadvisers:

AlphaStream Capital Management LLC

Nakoma Capital Management, LLC

Nicholas Investment Partners, L.P.

Sage Capital Management, LLC

Simran Capital Management LLC

Sunnymeath Asset Management, Inc.

TWIN Capital Management, Inc.

SSI Investment Management, Inc.

Zacks Investment Management

Investment Objective:

Long-term capital appreciation.

Investment Program:

Main Strategies:

VWCM, the Fund’s investment adviser, believes that there are important benefits from investing through skilled money managers whose strategies, when combined, seek to provide enhanced risk-adjusted returns, lower volatility and lower sensitivity to traditional financial market indices.  Based on this belief, the Fund will pursue its objective by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a range of specialized investment strategies.  These investment strategies have not typically been available to mutual fund shareholders, and have in the past typically been available only to institutions, endowments and qualified (i.e., high net worth) individuals, often without the liquidity and relatively lower minimum investment requirements available to Fund shareholders.  VWCM will allocate Fund assets among the Subadvisers’ strategies that it believes offer the potential for attractive long-term investment returns and are expected to blend within the Fund’s portfolio so that it will have a low correlation and low volatility relative to the broader stock and bond markets and other traditional market indices.  VWCM may also invest the Fund’s assets directly, as described below.

The strategies and investment techniques employed by the Subadvisers aim to produce absolute returns over a full market cycle while managing risk exposure.  They may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations).  These strategies may have low correlation to traditional markets because they seek asymmetric investment opportunities that may present risks unrelated to traditional markets.

The Subadvisers may invest and trade in a wide range of instruments, markets and asset classes in the U.S. and outside the U.S., including emerging markets.  Investments may include equities and equity-related instruments, currencies, financial futures and forwards, certain options, swaps, private placements, fixed-income and other debt-related instruments and any other securities.  Equities and equity-related instruments include common stock, preferred stock, convertible securities, American Depositary Receipts, exchange-traded funds (“ETFs”), Rule 144A securities, warrants, rights, and certain equity derivatives.  Debt-related instruments include corporate bonds, defaulted or distressed debt securities, mezzanine investments, collateralized bond, debt or loan obligations, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy.  The Subadvisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities.  These securities can be rated investment grade, rated below investment grade, high yield securities (also called “junk bonds”), or unrated.

VWCM will be responsible for determining the portion of the Fund’s assets to be allocated to each Subadviser, or investing directly in securities, including mutual funds.  VWCM may exercise its discretion to make direct investments in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge the Fund against exposures created by the Subadvisers, or to modify the Fund’s exposure to a particular investment or market-related risk.  VWCM may invest directly in mutual funds that follow strategies that complement the Subadvisers’ strategies, including mutual funds with the following characteristics:  strong absolute and relative performance, reasonable risk-adjusted returns and consistent management styles.  Over time, VWCM will target investing with 15 to 25 managers, including allocations to some or all of the Subadvisers noted below and to mutual funds advised by them and other managers.

When allocating assets among Subadvisers, VWCM reviews a range of qualitative and quantitative factors (e.g., investment process and statistical analysis) to evaluate each Subadviser.  VWCM may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio.  VWCM will initially select Subadvisers from the following group of registered investment advisers.  There is no fixed or minimum allocation to any Subadviser; however, VWCM will limit allocations to any one Subadviser to between 0% and 25% of total Fund assets.

AlphaStream Capital Management LLC

Nakoma Capital Management, LLC

Nicholas Investment Partners, L.P.

Sage Capital Management, LLC

Simran Capital Management LLC

Sunnymeath Asset Management, Inc.

TWIN Capital Management, Inc.

SSI Investment Management, Inc.

Zacks Investment Management

In the future, VWCM and the Fund may remove Subadvisers from or add Subadvisers to this group.  Certain Subadvisers listed above also serve as subadviser to the Embarcadero Market Neutral Fund (formerly the Technology Fund), and the Fund may, but is not obligated to, invest a portion of its assets in the Embarcadero Market Neutral Fund in order to gain exposure to these Subadvisers, rather than have these Subadvisers directly manage assets of the Fund.  In addition, VWCM may invest in mutual funds advised by some of the Subadvisers, rather than allocating assets for that Subadviser to manage directly.

The Subadvisers will use a wide variety of directional or market-neutral investment strategies, including a combination of the following investment strategies:

Long-Biased or Long-Only Equity Strategies seek to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas.  These strategies are primarily managed for absolute return, which means that a Subadviser assesses risk and opportunity on an absolute, as opposed to an index-relative, basis, by focusing on relatively few investments that a Subadviser believes are undervalued and either offer a margin of safety, or offer high growth opportunities.  Selective hedging through the use of short sales or options may be utilized to manage risk exposure.  These strategies may also focus on special situations or events, including distressed equities.

Long/Short Equity Market Neutral Strategies seek to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued.  Subadvisers intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

Short-Biased Strategies focus on the practice of selling a security that the Fund does not own at the time of the sale.  Short selling is done with the intent of later purchasing the security at a lower price, seeking to profit from an expected decline in the price of a security.  Typically, the short-seller will borrow the securities to be sold, and later repurchase identical securities for return to the lender.  If the security price falls, the short-seller profits from having sold the borrowed securities for more than the subsequent payment for the securities.  However, if the security price rises, the short seller loses by having sold them for less than the price at which they must later be bought.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond.  Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.  Some Subadvisers may also seek to hedge interest rate exposure.  Some Subadvisers may also employ leverage, which involves the use of debt to finance the purchase of investments and results in the Fund controlling more assets than it has equity.  The Fund may use certain derivatives to obtain greater leverage (with fewer assets) than would otherwise be achievable.  Certain strategies may maintain a sector- and market-neutral portfolio.  The average grade of bond in a portfolio is typically below investment grade, with individual ratings ranging from AA to CCC.

Other Relative Value or Arbitrage Strategies involve strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities.  Arbitrage opportunities arise in the equity, credit and derivatives markets.  They may include, among other things, pairs trading, where the Subadviser takes long and short positions in securities of different companies in the same industry, convertible bond arbitrage, described above, merger arbitrage, described below, or fixed income or interest rate arbitrage, including interest rate swap arbitrage or U.S. or non-U.S. government bond arbitrage.

Market or Sector Timing/Trading Strategies seek to benefit from cyclical relationships between movements in certain market indices, sectors, security types, and other benchmarks that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

Long/Short or Hedged Equity Strategies invest in securities that the Subadviser believes to be undervalued or to offer high growth opportunities, while also seeking to minimize overall market risk to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk.  Subadvisers may also use derivatives, including options, financial futures and options on futures.  Long and short positions may not be maintained in equal amounts and, thus the Subadviser may not seek to neutralize general market risks.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk) bonds and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt.  Long/short credit strategies are similar to the long/short equity strategies described above, but involve the credit markets instead of equity markets.  A Subadviser using this strategy seeks to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential.  The Subadviser may invest in debt securities that fall below investment grade debt —commonly referred to as “junk bonds.”  The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage-related securities (“Mortgage-Related Securities”).  Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing Treasury futures to hedge interest-rate risk.  Mortgage-Related Securities may also include securities rated below investment grade or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations, and special situation investments, such as distressed corporate or sub-prime mortgage securities.  Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings, to those attempting to restructure out of court, to those that are healthy but have short-term cash flow or liquidity problems.  Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance risk-adjusted return.

Event-Driven Strategies seek to capture price movements generated by anticipated corporate events, such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spinoffs, balance sheet restructuring, bankruptcy and other situations.  Event-driven strategies can involve distressed securities, as described above, or other special situation investments.  Special situation securities include the securities of a company or companies undergoing a restructuring or reorganization or engaged in a corporate transaction, such as a leveraged buy-out or merger.  Merger arbitrage, sometimes called risk arbitrage, involves investing in both long and short positions in securities involved in an announced merger deal.  In a cash merger, an acquirer proposes to purchase the shares of the target for a certain price in cash. Until the acquisition is completed, the stock of the target typically trades below the purchase price.  An arbitrageur buys the stock of the target and makes a gain if the acquirer ultimately buys the stock.  In a stock-for-stock merger, the acquirer proposes to buy the target by exchanging its own stock for the stock of the target.  An arbitrageur may then sell securities of the acquirer and buy the stock of the target.  This process is called “setting a spread.”  After the merger is completed, the target's stock will be converted into stock of the acquirer based on the exchange ratio determined by the merger agreement.  The arbitrageur delivers the converted stock into his short position to complete the arbitrage.  Other event-driven strategies involve opportunistic strategies, where the investment theme changes from strategy to strategy as opportunities arise, to seek to profit from events such as IPOs, sudden price changes often caused by an interim earnings disappointment, hostile bids, and other event-driven opportunities.

Global Macro Strategies seek to take advantage of investment opportunities that arise from changes in macro-economic conditions.  Subadvisers invest on the basis of forecasts and analysis about interest rate trends, movements in the general flow of funds, political changes, government policies, inter-government relations, and other broad systemic factors.  Subadvisers may invest in equity, fixed income, currencies, precious metals or commodities in domestic, international and high-growth emerging markets.  Subadvisers may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities.  Subadvisers may invest in a limited number of securities, issuers, industries, or countries which may result in higher volatility.  Subadvisers may take long or short positions in any of these instruments.

Sector Strategies focus on investments in particular geographical locations or types of companies categorized by any range of factors, including market capitalization or industry.  These strategies include emerging market or foreign strategies where a Subadviser invests in the equity or debt securities of companies located outside of the U.S.  They may also include micro or small cap growth and value strategies, where the Subadviser screens potential investments based on the market capitalization or other factors involving the relative size of the company.  Sector strategies may also seek to exploit opportunities in niche areas such as technology, healthcare, biotechnology, banking, pharmaceuticals, energy, basic materials or any other industry.  In any sector strategy, a Subadviser may be long-only, or hold a hedged position.  Further, a Subadviser may invest in different types of securities or instruments when pursuing a sector strategy, and may hold multiple classes of an issuer’s securities or instruments related to that issuer (i.e., equity, debt, convertibles or derivatives).

Systematic or Trading Strategies use quantitative-based strategies to invest, where trading is done mathematically, generated by trading programs generally without human intervention once an algorithm has been inputted.  Systematic strategies may be combined with other strategies for a multi-strategy approach.  Systematic strategies may encompass systematic diversified strategies, involving trading in diversified markets, or systematic currency, involving trading in currency markets.  Some systematic strategies are trend following or non-trend following.  Trend-following strategies seek to take advantage of long-term movements in various markets.  A trend-following strategy seeks to benefit from both sides of the market trend, seeking profits from increases and decreases in the prices of securities.  Subadvisers who use this strategy can use current market price calculation, moving averages and channel breakouts to determine the general direction of the market and to generate trade signals. A Subadviser using trend-following strategies generally does not aim to forecast or predict markets or price levels; it seeks to identify and take advantage of the trend and follow it.  Non-trend following strategies, or countertrend strategies, seek to profit from trend reversals, where, using similar tools as trend-following strategies, the Subadviser seeks to identify the end of the trend and take advantage of a reversal of the trend.  Systematic strategies may also include commodity trading advisors, who trade in futures or options contracts in commodity markets.

Fundamental Strategies, as opposed to systematic strategies, involve selecting investments based on research specific to the company, including analysis of such factors as a company’s price-to-earnings ratio, yield, price-to-book values, price-to-cash flow ratios, financial strength and other factors.  The Subadviser analyzes a company’s products or services, strength and weaknesses in specific areas (for example, research, product development or marketing), or its management teams and financial resources.  Fundamental strategies can seek growth or value companies.  Growth companies generally exhibit more earnings growth than the broad equity market while value companies are those that, in the Subadviser’s opinion, are undervalued relative to the market.  A value strategy invests in securities perceived to be selling at deep discounts to their intrinsic or potential worth and may be out of favor or followed by fewer analysts.  Research on companies is conducted based on internal analysis, meetings with company management and materials provided by analysts and other third parties.

Privately Negotiated Options Strategies invest in privately negotiated options that are based on an asset or a basket of securities.  Privately negotiated options will allow the Fund to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket.  Privately negotiated options are intended to allow for economic leverage without incurring risk beyond the premium paid for the option.

Main Risks:

Market Risk:  The prices of securities rise and fall as market and economic conditions change.  The Fund’s investments are particularly volatile.  Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.  Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to world financial market indices may become correlated at certain times and, as a result, may cease to function as anticipated.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

Management Risk:  The Subadvisers may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  VWCM may select Subadvisers or underlying funds that underperform.  VWCM’s allocations or decisions may not anticipate market trends successfully.  In addition, because each Subadviser makes investment decisions independently, it is possible that the Subadvisers’ security selection processes will not complement each other.  This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.  Further, the Fund’s exposure to certain strategies, securities or industries could be smaller or larger than would be the case if the Fund were managed by a single adviser.

Aggressive Investment Risks:  The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivatives transactions.  Subadvisers may use these strategies for both hedging and non-hedging purposes.  The Subadvisers may not be successful in using these strategies, which could result in significant losses.

Derivatives Risk:  The Fund may invest in derivative instruments, which are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile, with sudden and unpredictable changes in price or liquidity, and may result in investment exposures greater than their cost would suggest.  This means that a small investment in a derivative could have a large potential impact on the performance of the Fund.  Derivatives involve significant risk, depending on the type of derivative, including counterparty risk, credit risk, currency risk, leverage risk, liquidity risk or basis risk.  In particular, derivatives such as “synthetic options” and other types of options or futures, swap agreements, derivatives written by or privately negotiated with financial intermediaries, and any other derivative traded over the counter, are subject to the risk that the counterparty to the transaction is unable or unwilling to perform its obligations when they become due.  In some cases, the Fund may make periodic payments that it cannot recover.

Leverage Risk:  Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreement, and investing in certain derivatives, create the risk of magnified capital losses.  The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage.  The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging.  Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund.  In an extreme case, the Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time.  Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used.  The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Short Selling Risk:  The Fund may hold securities long and short.  The Fund may not always be able to borrow a security or close out a short position at a favorable price, and may have to sell long positions at unfavorable prices to cover short positions.  The Fund will lose money from a short sale if the price of the security increases between the date of the short sale and the date when the Fund replaces the borrowed security.  The potential loss is theoretically unlimited.  Also, the Fund may have to pay a premium, dividend or interest to borrow a security.

Market-Neutral Investing Risk:  Some Subadvisers employ a market-neutral strategy, meaning they take long and short positions in different stocks to try and protect the Fund from general market movements.  The long positions could decrease in value at the same time the securities sold short increase in value, increasing the potential for loss.  The strategy may not work as intended, and investments that historically have not been correlated may become correlated at certain times, including during a liquidity crisis in global financial markets.

Merger Arbitrage Risk:  Some Subadvisers may use merger arbitrage strategies, which involve purchasing shares of an announced acquisition target or shorting shares of the acquiring company.  If the acquisition is not completed, the Fund may realize losses on both positions.

Event-Driven Strategies Risk:  Special situations and event-driven strategies are inherently speculative in nature.  Investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and any Subadviser may make inaccurate predictions.  The anticipated event and/or impact of the event may never be realized and losses may result.  A contemplated corporate transaction may never occur, may take more time than is expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund.  If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss.  Any investment made pursuant to this strategy is subject to the risk of complete loss.  In addition, the result of these strategies may be expected to fluctuate from period to period; thus, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

Distressed Securities Risk:  The Fund may purchase securities of distressed companies, which could involve legal difficulties and negotiations with creditors and other company claimants.  Securities of distressed companies are generally illiquid, and there can be a significant time lag between investing and receiving proceeds from the investment, if at all.  During this time, the Fund may incur costs monitoring the investment and protecting the value of its claim.

Interest Rate Risk:  The value of the Fund’s investments may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds.  The effect is usually more pronounced for debt securities with longer dates to maturity.

Credit Risk:  The Fund may invest in debt obligations, which are generally subject to the risk that the issuer is unable to make principal and interest payments when they are due.  Non-investment grade debt, also known as “junk bonds,” have a higher risk of default and are generally less liquid than higher-rated securities.  The Fund may invest in collateralized mortgage obligations (“CMOs”) or collateralized debt obligations (“CDOs”).  CMOs and CDOs are each divided into classes, which are referred to as “tranches.”  Certain such tranches have priority over other tranches.  With respect to CMOs, each tranche’s priority is generally with respect to payment of principal.  With respect to CDOs, each tranche’s priority is generally with respect to the payment of cash flows to investors, and no payment of principal will be made on any tranche until all other tranches with earlier maturity or distribution dates have been paid in full.  The CDO investor’s interest in the cash flows of the investment, rather than in its underlying assets, differentiates the CDO from a CMO.  Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuer’s securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund’s return.  Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Liquidity Risk:  The Fund may invest in illiquid and restricted securities.  Such securities may have limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay.  Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements.  The Fund may not be able to dispose of restricted or illiquid securities promptly and/or may only be able to do so at substantial discounts.  As a result, the Fund may experience difficulty satisfying redemption requests.  Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund.  The Fund may not purchase a security if such purchase would cause 15% or more of its total assets to be invested in illiquid securities.

Restricted Securities Risk:  Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets.  A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the Subadviser considers it desirable to do so and/or may have to sell the security at a lower price.  In addition, transaction costs may be higher for 144A securities than for more liquid securities.  Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop.  A restricted security that when purchased was liquid in the institutional market may subsequently become illiquid.

Foreign Securities Risk:  The Fund may invest in foreign securities and depositary receipts relating to foreign securities.  Investments in foreign markets involve significant political, regulatory and economic risks.  Risks may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required, significantly less liquidity, and limitations on repatriation of invested capital.  These risks are higher in developing countries.

Market Capitalization Risk:  The Fund may invest in small- and mid-sized companies.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, and can be riskier than larger companies with more diverse product lines and management.  Also, there may be less information available about these companies, and they may be more difficult to value.  Because smaller companies may have fewer shares of stock outstanding or their shares trade less frequently, some of the Fund’s securities may be difficult to sell at the time or price desired.

Swap Contract Risks:  The Fund may engage in interest rate, currency, equity and credit default swaps (“CDS”), and related instruments, which require a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer.  Such forecasting is inherently difficult and entails investment risk.  The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it.  In addition, each swap exposes the Fund to counterparty risk, and a Subadviser may concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties.  If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in such pursuit.  The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract.

Convertible Security Risks:  Convertible securities entail some of the risks of both equity and debt securities.  While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income from or a decline in the market value of the securities.  In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks.  The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Subadviser.

Registered Investment Company Risk:  You can invest directly in the underlying funds selected by VWCM, including the Market Neutral Fund.  By investing in the underlying funds indirectly through the Fund, you pay both your share of the Fund’s expenses (including operating costs and advisory and administrative fees) and the similar expenses of the underlying funds.  Similarly, you pay your share of the Fund’s expenses related to distributing the Fund’s shares, and the similar distribution expenses of the underlying funds.  Also, in purchasing shares of the underlying funds, the Fund may pay sales charges, or brokerage commissions.  While the Fund seeks to minimize these charges, they can reduce the Fund’s investment results.

ETF Risk:  ETFs trade on securities exchanges, so the market price of ETFs may not correspond exactly with their net asset values.  The market price of an ETF’s shares will generally fluctuate with changes in the market value of its holdings as well as the relative supply and demand for the shares.  The trading price of an ETF’s shares may deviate significantly from its net asset value during periods of market volatility.

Non-Diversification Risk:  The Fund is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than a diversified fund.  This means that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding more securities.  Therefore, the Fund’s value may fluctuate more, and it could incur greater losses, than if it had invested in a larger number of stocks.

Industry Concentration Risk:  Because the Fund holds a smaller number of individual securities, it may, from time to time, concentrate holdings in a particular industry.  Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.  The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

Fund:

ALL-CAP GROWTH FUND

New Name:

EMBARCADERO MARKET NEUTRAL FUND

Adviser:

VWCM

Subadvisers:

AlphaStream Capital Management LLC

Sage Capital Management, LLC

TWIN Capital Management, Inc.

Zacks Investment Management

Investment Objective:

Long-term capital appreciation.

Investment Program:

Main Strategies:

VWCM, the Fund’s investment adviser, believes that there are important benefits from investing through skilled money managers whose strategies, when combined, seek to provide enhanced risk-adjusted returns, and lower volatility and risk than traditional financial market indices.  Based on this belief, the Fund will pursue its objective by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a range of specialized market-neutral investment strategies.  Market-neutral investing seeks to generate returns that have a low correlation and low volatility relative to traditional market indices.  These investment strategies have not typically been available to mutual fund shareholders, and have in the past typically been available only to institutions, endowments and qualified (i.e., high net worth) individuals, often without the liquidity and relatively lower minimum investment requirements available to Fund shareholders.  The Subadvisers will seek to minimize overall volatility and risk, often by taking both long and short positions in stocks.  VWCM will allocate Fund assets among the Subadvisers’ strategies that it believes offer the potential for attractive, market-neutral, long-term investment returns.  VWCM may also invest the Fund’s assets directly, as described below.

The strategies and investment techniques employed by the Subadvisers seek to produce lower volatility and risk by investing in long positions in securities the Subadvisers believe will appreciate and, generally, investing in short positions of different securities the Subadvisers believe will depreciate.  These strategies, if employed correctly, seek to have low correlation and low volatility relative to traditional markets.

The Subadvisers may invest and trade in a wide range of instruments, markets and asset classes in the U.S. and outside the U.S., including emerging markets.  Investments may include equities and equity-related instruments, currencies, financial futures and forwards, options, swaps, private placements, fixed-income and other debt-related instruments and any other securities.  Equities and equity-related instruments include common stock, preferred stock, convertible securities, American Depositary Receipts, exchange-traded funds (“ETFs”), Rule 144A securities, warrants, rights, and equity derivatives.  Debt-related instruments include corporate bonds, defaulted or distressed debt securities, mezzanine investments, collateralized bond, debt or loan obligations, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy.  The Subadvisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities.  These securities can be rated investment grade, rated below investment grade, high yield securities (also called “junk bonds”), or unrated.

VWCM will be responsible for determining the portion of the Fund’s assets to be allocated to each Subadviser, or investing directly in securities, including mutual funds.  VWCM may exercise its discretion to make direct investments in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge the Fund against exposures created by the Subadvisers, or to modify the Fund’s exposure to a particular investment or market-related risk.  VWCM may invest directly in mutual funds that follow strategies that complement the Subadvisers’ strategies, including mutual funds with the following characteristics:  strong absolute and relative performance, reasonable risk-adjusted returns and consistent management styles.  Over time, VWCM will target investing with up to 10 managers, including allocations to some or all of the Subadvisers noted below and to mutual funds advised by them and other managers.

When allocating assets among Subadvisers, VWCM reviews a range of qualitative and quantitative factors (e.g., investment process and statistical analysis) to evaluate each Subadviser.  VWCM may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio.  VWCM will initially select Subadvisers from the following group of registered investment advisers.  There is no fixed or minimum allocation to any Subadviser; however, VWCM will limit allocations to any one Subadviser to between 0% and 50% of total Fund assets.

AlphaStream Capital Management LLC

Sage Capital Management, LLC

TWIN Capital Management, Inc.

Zacks Investment Management

In the future, VWCM and the Fund may remove Subadvisers from or add Subadvisers to this group.  VWCM may invest in mutual funds advised by some of the Subadvisers, rather than allocating assets for that Subadviser to manage directly.

The Subadvisers will use a combination of the following investment strategies:

Long-Biased or Long-Only Equity Strategies seek to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas.  These strategies are primarily managed for absolute return, which means that a Subadviser assesses risk and opportunity on an absolute, as opposed to an index-relative, basis, by focusing on relatively few investments that a Subadviser believes are undervalued and either offer a margin of safety, or offer high growth opportunities.  Selective hedging through the use of short sales or options may be utilized to manage risk exposure.  These strategies may also focus on special situations or events, including distressed equities.

Long/Short Equity Market Neutral Strategies seek to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued.  Subadvisers intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

Short-Biased Strategies focus on the practice of selling a security that the Fund does not own at the time of the sale.  Short selling is done with the intent of later purchasing the security at a lower price, seeking to profit from an expected decline in the price of a security.  Typically, the short-seller will borrow the securities to be sold, and later repurchase identical securities for return to the lender.  If the security price falls, the short-seller profits from having sold the borrowed securities for more than the subsequent payment for the securities.  However, if the security price rises, the short seller loses by having sold them for less than the price at which they must later be bought.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond.  Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.  Some Subadvisers may also seek to hedge interest rate exposure.  Some Subadvisers may also employ leverage, which involves the use of debt to finance the purchase of investments and results in the Fund controlling more assets than it has equity.  The Fund may use certain derivatives to obtain greater leverage (with fewer assets) than would otherwise be achievable.  Certain strategies may maintain a sector- and market-neutral portfolio.

Other Relative Value or Arbitrage Strategies involve strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities.  Arbitrage opportunities arise in the equity, credit and derivatives markets.  They may include, among other things, pairs trading, where the Subadviser takes long and short positions in securities of different companies in the same industry, convertible bond arbitrage, described above, merger arbitrage, described below, or fixed income or interest rate arbitrage, including interest rate swap arbitrage or U.S. or non-U.S. government bond arbitrage.

Market or Sector Timing/Trading Strategies seek to benefit from cyclical relationships between movements in certain market indices, sectors, security types, and other benchmarks that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

Long/Short or Hedged Equity Strategies invest in securities that the Subadviser believes to be undervalued or to offer high growth opportunities, while also seeking to minimize overall market risk to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk.  Subadvisers may also use derivatives, including options, financial futures and options on futures.  Long and short positions may not be maintained in equal amounts and, thus the Subadviser may not seek to neutralize general market risks.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk) bonds and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt.  Long/short credit strategies are similar to the long/short equity strategies described above, but involve the credit markets instead of equity markets.  A Subadviser using this strategy seeks to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential.  The Subadviser may invest in debt securities that fall below investment grade debt —commonly referred to as “junk bonds.”  The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage-related securities (“Mortgage-Related Securities”).  Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing Treasury futures to hedge interest-rate risk.  Mortgage-Related Securities may also include securities rated below investment grade or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations, and special situation investments, such as distressed corporate or sub-prime mortgage securities.  Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings, to those attempting to restructure out of court, to those that are healthy but have short-term cash flow or liquidity problems.  Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance risk-adjusted return.

Event-Driven Strategies seek to capture price movements generated by anticipated corporate events, such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spinoffs, balance sheet restructuring, bankruptcy and other situations.  Event-driven strategies can involve distressed securities, as described above, or other special situation investments.  Special situation securities include the securities of a company or companies undergoing a restructuring or reorganization or engaged in a corporate transaction, such as a leveraged buy-out or merger.  Merger arbitrage, sometimes called risk arbitrage, involves investing in both long and short positions in securities involved in an announced merger deal.  In a cash merger, an acquirer proposes to purchase the shares of the target for a certain price in cash. Until the acquisition is completed, the stock of the target typically trades below the purchase price.  An arbitrageur buys the stock of the target and makes a gain if the acquirer ultimately buys the stock.  In a stock-for-stock merger, the acquirer proposes to buy the target by exchanging its own stock for the stock of the target.  An arbitrageur may then sell securities of the acquirer and buy the stock of the target.  This process is called “setting a spread.”  After the merger is completed, the target's stock will be converted into stock of the acquirer based on the exchange ratio determined by the merger agreement.  The arbitrageur delivers the converted stock into his short position to complete the arbitrage.  Other event-driven strategies involve opportunistic strategies, where the investment theme changes from strategy to strategy as opportunities arise, to seek to profit from events such as IPOs, sudden price changes often caused by an interim earnings disappointment, hostile bids, and other event-driven opportunities.

Global Macro Strategies seek to take advantage of investment opportunities that arise from changes in macro-economic conditions.  Subadvisers invest on the basis of forecasts and analysis about interest rate trends, movements in the general flow of funds, political changes, government policies, inter-government relations, and other broad systemic factors.  Subadvisers may invest in equity, fixed income, currencies, precious metals or commodities in domestic, international and high-growth emerging markets.  Subadvisers may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities.  Subadvisers may invest in a limited number of securities, issuers, industries, or countries which may result in higher volatility.  Subadvisers may take long or short positions in any of these instruments.

Sector Strategies focus on investments in particular geographical locations or types of companies categorized by any range of factors, including market capitalization or industry.  These strategies include emerging market or foreign strategies where a Subadviser invests in the equity or debt securities of companies located outside of the U.S.  They may also include micro or small cap growth and value strategies, where the Subadviser screens potential investments based on the market capitalization or other factors involving the relative size of the company.  Sector strategies may also seek to exploit opportunities in niche areas such as technology, healthcare, biotechnology, banking, pharmaceuticals, energy, basic materials or any other industry.  In any sector strategy, a Subadviser may be long-only, or hold a hedged position.  Further, a Subadviser may invest in different types of securities or instruments when pursuing a sector strategy, and may hold multiple classes of an issuer’s securities or instruments related to that issuer (i.e., equity, debt, convertibles or derivatives).

Systematic or Trading Strategies use quantitative-based strategies to invest, where trading is done mathematically, generated by trading programs generally without human intervention once an algorithm has been inputted.  Systematic strategies may be combined with other strategies for a multi-strategy approach.  Systematic strategies may encompass systematic diversified strategies, involving trading in diversified markets, or systematic currency, involving trading in currency markets.  Some systematic strategies are trend following or non-trend following.  Trend-following strategies seek to take advantage of long-term movements in various markets.  A trend-following strategy seeks to benefit from both sides of the market trend, seeking profits from increases and decreases in the prices of securities.  Subadvisers who use this strategy can use current market price calculation, moving averages and channel breakouts to determine the general direction of the market and to generate trade signals. A Subadviser using trend-following strategies generally does not aim to forecast or predict markets or price levels; it seeks to identify and take advantage of the trend and follow it.  Non-trend following strategies, or countertrend strategies, seek to profit from trend reversals, where, using similar tools as trend-following strategies, the Subadviser seeks to identify the end of the trend and take advantage of a reversal of the trend.  Systematic strategies may also include commodity trading advisors, who trade in futures or options contracts in commodity markets.

Fundamental Strategies, as opposed to systematic strategies, involve selecting investments based on research specific to the company, including analysis of such factors as a company’s price-to-earnings ratio, yield, price-to-book values, price-to-cash flow ratios, financial strength and other factors.  The Subadviser analyzes a company’s products or services, strength and weaknesses in specific areas (for example, research, product development or marketing), or its management teams and financial resources.  Fundamental strategies can seek growth or value companies.  Growth companies generally exhibit more earnings growth than the broad equity market while value companies are those that, in the Subadviser’s opinion, are undervalued relative to the market.  A value strategy invests in securities perceived to be selling at deep discounts to their intrinsic or potential worth and may be out of favor or followed by fewer analysts.  Research on companies is conducted based on internal analysis, meetings with company management and materials provided by analysts and other third parties.

Privately Negotiated Options Strategies invest in privately negotiated options that are based on an asset or a basket of securities.  Privately negotiated options will allow the Fund to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket.  Privately negotiated options are intended to allow for economic leverage without incurring risk beyond the premium paid for the option.

Main Risks:

Market Risk:  The prices of securities rise and fall as market and economic conditions change.  The Fund’s investments are particularly volatile.  Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.  Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to world financial market indices may become correlated at certain times and, as a result, may cease to function as anticipated.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

Management Risk:  The Subadvisers may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  VWCM may select Subadvisers or underlying funds that underperform.  VWCM’s allocations or decisions may not anticipate market trends successfully.  In addition, because each Subadviser makes investment decisions independently, it is possible that the Subadvisers’ security selection processes will not complement each other.  This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.  Further, the Fund’s exposure to certain strategies, securities or industries could be smaller or larger than would be the case if the Fund were managed by a single adviser.

Aggressive Investment Risks:  The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivatives transactions.  Subadvisers may use these strategies for both hedging and non-hedging purposes.  The Subadvisers may not be successful in using these strategies, which could result in significant losses.

Derivatives Risk:  The Fund may invest in derivative instruments, which are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile, with sudden and unpredictable changes in price or liquidity, and may result in investment exposures greater than their cost would suggest.  This means that a small investment in a derivative could have a large potential impact on the performance of the Fund.  Derivatives involve significant risk, depending on the type of derivative, including counterparty risk, credit risk, currency risk, leverage risk, liquidity risk or basis risk.  In particular, derivatives such as “synthetic options” and other types of options or futures, swap agreements, derivatives written by or privately negotiated with financial intermediaries, and any other derivative traded over the counter, are subject to the risk that the counterparty to the transaction is unable or unwilling to perform its obligations when they become due.  In some cases, the Fund may make periodic payments that it cannot recover.

Leverage Risk:  Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreement, and investing in certain derivatives, create the risk of magnified capital losses.  The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage.  The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging.  Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund.  In an extreme case, the Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time.  Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used.  The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Short Selling Risk:  The Fund may hold securities long and short.  The Fund may not always be able to borrow a security or close out a short position at a favorable price, and may have to sell long positions at unfavorable prices to cover short positions.  The Fund will lose money from a short sale if the price of the security increases between the date of the short sale and the date when the Fund replaces the borrowed security.  The potential loss is theoretically unlimited.  Also, the Fund may have to pay a premium, dividend or interest to borrow a security.

Market-Neutral Investing Risk:  The Subadvisers employ a market-neutral strategy, meaning they take long and short positions in different stocks to try and protect the Fund from general market movements.  The long positions could decrease in value at the same time the securities sold short increase in value, increasing the potential for loss.  The strategy may not work as intended, and investments that historically have not been correlated may become correlated at certain times, including during a liquidity crisis in global financial markets.

Merger Arbitrage Risk:  Some Subadvisers may use merger arbitrage strategies, which involve purchasing shares of an announced acquisition target or shorting shares of the acquiring company.  If the acquisition is not completed, the Fund may realize losses on both positions.

Event-Driven Strategies Risk:  Special situations and event-driven strategies are inherently speculative in nature.  Investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and any Subadviser may make inaccurate predictions.  The anticipated event and/or impact of the event may never be realized and losses may result.  A contemplated corporate transaction may never occur, may take more time than is expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund.  If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss.  Any investment made pursuant to this strategy is subject to the risk of complete loss.  In addition, the result of these strategies may be expected to fluctuate from period to period; thus, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

Distressed Securities Risk:  The Fund may purchase securities of distressed companies, which could involve legal difficulties and negotiations with creditors and other company claimants.  Securities of distressed companies are generally illiquid, and there can be a significant time lag between investing and receiving proceeds from the investment, if at all.  During this time, the Fund may incur costs monitoring the investment and protecting the value of its claim.

Interest Rate Risk:  The value of the Fund’s investments may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds.  The effect is usually more pronounced for debt securities with longer dates to maturity.

Credit Risk:  The Fund may invest in debt obligations, which are generally subject to the risk that the issuer is unable to make principal and interest payments when they are due.  Non-investment grade debt, also known as “junk bonds,” have a higher risk of default and are generally less liquid than higher-rated securities.  The Fund may invest in collateralized mortgage obligations (“CMOs”) or collateralized debt obligations (“CDOs”).  CMOs and CDOs are each divided into classes, which are referred to as “tranches.”  Certain such tranches have priority over other tranches.  With respect to CMOs, each tranche’s priority is generally with respect to payment of principal.  With respect to CDOs, each tranche’s priority is generally with respect to the payment of cash flows to investors, and no payment of principal will be made on any tranche until all other tranches with earlier maturity or distribution dates have been paid in full.  The CDO investor’s interest in the cash flows of the investment, rather than in its underlying assets, differentiates the CDO from a CMO.  Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuer’s securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund’s return.  Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Liquidity Risk:  The Fund may invest in illiquid and restricted securities.  Such securities may have limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay.  Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements.  The Fund may not be able to dispose of restricted or illiquid securities promptly and/or may only be able to do so at substantial discounts.  As a result, the Fund may experience difficulty satisfying redemption requests.  Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund.  The Fund may not purchase a security if such purchase would cause 15% or more of its total assets to be invested in illiquid securities.

Restricted Securities Risk:  Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets.  A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the Subadviser considers it desirable to do so and/or may have to sell the security at a lower price.  In addition, transaction costs may be higher for 144A securities than for more liquid securities.  Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop.  A restricted security that when purchased was liquid in the institutional market may subsequently become illiquid.

Foreign Securities Risk:  The Fund may invest in foreign securities and depositary receipts relating to foreign securities.  Investments in foreign markets involve significant political, regulatory and economic risks.  Risks may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required, significantly less liquidity, and limitations on repatriation of invested capital.  These risks are higher in developing countries.

Market Capitalization Risk:  The Fund may invest in small- and mid-sized companies.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, and can be riskier than larger companies with more diverse product lines and management.  Also, there may be less information available about these companies, and they may be more difficult to value.  Because smaller companies may have fewer shares of stock outstanding or their shares trade less frequently, some of the Fund’s securities may be difficult to sell at the time or price desired.

Swap Contract Risks:  The Fund may engage in interest rate, currency, equity and credit default swaps (“CDS”), and related instruments, which require a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer.  Such forecasting is inherently difficult and entails investment risk.  The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it.  In addition, each swap exposes the Fund to counterparty risk, and a Subadviser may concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties.  If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in such pursuit.  The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract.

Convertible Security Risks:  Convertible securities entail some of the risks of both equity and debt securities.  While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income from or a decline in the market value of the securities.  In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks.  The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Subadviser.

Registered Investment Company Risk:  You can invest directly in the underlying funds selected by VWCM.  By investing in the underlying funds indirectly through the Fund, you pay both your share of the Fund’s expenses (including operating costs and advisory and administrative fees) and the similar expenses of the underlying funds.  Similarly, you pay your share of the Fund’s expenses related to distributing the Fund’s shares, and the similar distribution expenses of the underlying funds.  Also, in purchasing shares of the underlying funds, the Fund may pay sales charges, or brokerage commissions.  While the Fund seeks to minimize these charges, they can reduce the Fund’s investment results.

ETF Risk:  ETFs trade on securities exchanges, so the market price of ETFs may not correspond exactly with their net asset values.  The market price of an ETF’s shares will generally fluctuate with changes in the market value of its holdings as well as the relative supply and demand for the shares.  The trading price of an ETF’s shares may deviate significantly from its net asset value during periods of market volatility.

Non-Diversification Risk:  The Fund is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than a diversified fund.  This means that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding more securities.  Therefore, the Fund’s value may fluctuate more, and it could incur greater losses, than if it had invested in a larger number of stocks.

Industry Concentration Risk:  Because the Fund holds a smaller number of individual securities, it may, from time to time, concentrate holdings in a particular industry.  Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.  The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

PROPOSAL 1 – APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

(this Proposal applies to shareholders of each Fund, voting separately)

Shareholders of each Fund are being asked to approve a new Investment Advisory Agreement for their Fund (the “New Advisory Agreement”) with Van Wagoner Capital Management, Inc.  VWCM currently serves as investment adviser to each Fund under an investment advisory agreement approved by shareholders at meetings in September 2008.  Since that time, VWCM and the Funds have engaged a single subadviser to provide investment advice under each Fund’s current investment program.  The terms of the New Advisory Agreement for each Fund are substantially the same as the current advisory agreements, except for an increase in the fee that is necessary in order for VWCM to compensate the various subadvisers who may provide day-to-day investment management services to the Funds under their new investment programs.  Note that although your Fund’s advisory fees would increase under the new advisory agreement, the Fund’s expenses will be limited by an agreement the Board has reached with VWCM, as described below.

Under the current advisory agreement and the New Advisory Agreement for each Fund, VWCM has overall responsibility for the general management and investment of the assets and securities portfolios of a Fund.  It is responsible for overseeing the Funds’ subadvisers, recommending the selection of subadvisers to the Board, evaluating the performance of the subadvisers, monitoring changes at the subadvisers’ organizations, overseeing the operational aspects of the Funds, and coordinating with the subadvisers with respect to compliance responsibilities.  VWCM may determine that, rather than engage a subadviser to directly manage assets of a Fund, it may invest in a registered fund managed by the subadviser to receive the benefits of the subadviser’s advice through a pooled investment vehicle.  Further, the Small-Cap Growth Fund may, but is not obligated to, invest in the All-Cap Growth Fund (when it becomes the Market Neutral Fund), thereby gaining exposure to the subadvisers for that Fund through the investment, rather than having that Fund’s subadvisers manage accounts for both Funds.

In addition to allocating assets among subadvisers, VWCM may also invest a Fund’s assets in securities and other instruments directly, including certain derivatives and other registered mutual funds, to reduce market exposure or better achieve a Fund’s investment objectives.

The Funds use a “manager of managers” structure allowing VWCM and a Fund to (1) engage new or additional subadvisers; (2) enter into and modify existing investment subadvisory agreements; and (3) terminate and replace subadvisers, in each case without obtaining further approval of a Fund’s shareholders, provided that (a) the subadviser is not an “affiliated person” of VWCM or the Funds, other than by reason of serving as a subadviser to a Fund, and (b) the Board has approved the new or amended subadvisory agreement.  The Funds and VWCM have received relief from the Securities and Exchange Commission from certain provisions of the 1940 Act to use the “manager of managers” structure.  A Fund will provide its shareholders, within 90 days of a change to a Fund’s subadvisory agreement, with an information statement containing information about the subadviser and the subadvisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.

The tables below show, by Fund, the Annual Fund Operating Expenses estimated as of December 31, 2008 under a Fund’s current advisory agreement, and estimated, pro forma, Annual Fund Operating Expenses if the New Advisory Agreement is approved.  Annual Fund Operating Expenses are expenses that cover the cost of operating a Fund and are paid out of Fund assets.  These expenses are borne indirectly by all shareholders.  You should note that a Fund’s operating expense ratio depends, to a large degree, on total Fund assets.  If a Fund’s assets continue to decrease under the New Advisory Agreement, the Fund’s expense ratio (shown under Total Annual Fund Operating Expenses) may be higher than that shown below, although expenses are subject to VWCM’s expense limit, described below, through April 30, 2011.  The below tables also do not reflect expenses related to the shareholder meetings borne by the Funds which, if included, would also increase the expense ratios.  The below tables also do not reflect the reorganization of other series of the Embarcadero Funds into the Funds, which would likely increase the size of the Funds.  There is no assurance that these reorganizations would be approved by shareholders of the relevant other series of the Embarcadero Funds.

Each table is followed by examples showing the cost of investing in the Fund based on the current advisory arrangements and under the estimated, pro forma, arrangements.  The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Small-Cap Growth Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma*
Management Fees	1.25% (1)	2.00%
Distribution (12b-1) Fees(2)	0.25%	0.25%
Dividend Expense on Short Sales(3)	- -	0.50%
Other Expenses(4)	8.30%	8.30%
Total Annual Fund Operating Expenses	9.80%	11.05%
Waiver/Expense Reimbursement(5)	- -	7.56%
Net Annual Fund Operating Expenses(5)	9.80%	3.49%

*

Pro forma expenses do not include expenses incurred by the Fund related to the shareholder meeting.  If Fund assets decrease from December 31, 2008 levels, the Fund’s pro forma expense ratio will be higher than shown above.

(1)

Restated to reflect current fees payable to VCWM under the investment advisory agreement approved by shareholders in September 2008.

(2)

The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.

(3)

Estimated.  When the Fund sells a security short, it borrows the security from a lender and then sells the security in the general market.  The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense.  Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider, but are similar to transaction costs or capital expenditures related to the on-going management of the Fund’s portfolio.

(4)

Includes estimated “Acquired Fund Fees and Expenses,” which are fees and expenses charged by the funds in which the Fund, under its new investment program, may invest, of less than 0.01.

(5)

VWCM has agreed, if the New Advisory Agreement is approved, to waive all or a portion of any advisory fees it may earn from the Fund, or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests and dividend expenses on short sales, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items such as litigation) from exceeding 2.99% of the Fund’s average daily net assets.  The expense limit agreement will remain in effect through April 30, 2011.  Net Annual Fund Operating Expenses shown above include estimated dividend expense on short sales and estimated acquired fund fees and expenses, if any, which are not subject to the expense limit.

Example:  Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:

1 Year: $956

3 Years: $2,734

5 Years: $4,345

10 Years: $7,742

Pro forma

1 Year: $352

3 Years: $2,461

5 Years: $4,323

10 Years: $8,078

All-Cap Growth Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma*
Management Fees	1.15%(1)	2.00%
Distribution (12b-1) Fees(2)	0.25%	0.25%
Dividend Expense on Short Sales(3)	- -	0.50%
Other Expenses(4)	7.97%	7.97%
Total Annual Fund Operating Expenses	9.37%	10.72%
Waiver/Expense Reimbursement(5)	- -	7.23%
Net Annual Fund Operating Expenses(5)	9.37%	3.49%

*

Pro forma expenses do not include expenses incurred by the Fund related to the shareholder meeting.  If Fund assets decrease from December 31, 2008 levels, the Fund’s pro forma expense ratio will be higher than shown above.

 (1)

Restated to reflect current fees payable to VCWM under the investment advisory agreement approved by shareholders in September 2008.

(2)

The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.

(3)

Estimated.  When the Fund sells a security short, it borrows the security from a lender and then sells the security in the general market.  The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense.  Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider, but are similar to transaction costs or capital expenditures related to the on-going management of the Fund’s portfolio.

(4)

Includes estimated “Acquired Fund Fees and Expenses,” which are fees and expenses charged by the funds in which the Fund, under its new investment program, may invest, of less than 0.01.

(5)

VWCM has agreed, if the New Advisory Agreement is approved, to waive all or a portion of any advisory fees it may earn from the Fund, or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests and dividend expenses on short sales, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items such as litigation) from exceeding 2.99% of the Fund’s average daily net assets.  The expense limit agreement will remain in effect through April 30, 2011.  Net Annual Fund Operating Expenses shown above include estimated dividend expense on short sales and estimated acquired fund fees and expenses, if any, which are not subject to the expense limit.

Example:  Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:

1 Year: $917

3 Years: $2,631

5 Years: $4,199

10 Years: $7,558

Pro forma

1 Year: $352

3 Years: $2,405

5 Years: $4,231

10 Years: $7,955

The New Advisory Agreements were approved by the Board, including the Independent Directors, at a meeting held on October 28, 2009.  A copy of the proposed New Advisory Agreement appears at Appendix B.  More information about VWCM and the New Advisory Agreement appears below.

About Van Wagoner Capital Management, Inc.

VWCM was organized on October 24, 1995, and currently supervises and manages the five series of Embarcadero Funds, Inc., including the Funds, subject to policies set by the Board.  Garrett Van Wagoner, President and a director of VWCM, and Jay Jacobs, a Director of the Funds, control VWCM.  VWCM is located at Three Embarcadero Center, Suite 1120, San Francisco, California 94111.

VWCM does not serve as the investment adviser to any registered investment companies other than the series of the Embarcadero Funds.  The following table sets forth information with respect to other mutual funds advised by VWCM with investment objectives similar to the investment objectives of the Funds.

Similar Fund	Net Assets as of 9/30/2009	Contractual Management Fee	Fee Waiver or Other Contractual Reduction in Fee
Absolute Return Fund	$1.4 million	2.00%	YES
Market Neutral Fund	$1.2 million	1.75%	YES
Alternative Strategies Fund	$0.67 million	0.50%	YES

Shareholders of these other series listed above are separately considering proposals to reorganize those series into the Funds at or about the time of the Special Meeting.  The investment program of the Absolute Return Fund is substantially the same as what the investment program of the Small-Cap Growth Fund would be if shareholders of the Small-Cap Growth Fund approve the New Advisory Agreement.  VWCM has agreed to limit expenses at a lower rate for the Small-Cap Growth Fund, if the New Advisory Agreement is approved, than the expense limit currently applicable to the Absolute Return Fund.  The investment program of the Market Neutral Fund is substantially the same as what the investment program of the All-Cap Growth Fund would be if shareholders of the All-Cap Growth Fund approve the New Advisory Agreement.  VWCM has agreed to limit expenses at a lower rate for the All-Cap Growth Fund, if the New Advisory Agreement is approved, than the expense limit currently applicable to the Market Neutral Fund.  The Alternative Strategies Fund is structured as a “fund of funds” and does not engage independent subadvisers to provide advisory services to that fund.  As such, its advisory fee rate is lower.

Other than what it would do under the proposed New Advisory Agreements, VWCM does not provide other services to the Funds.  Also, VWCM does not have any affiliates that provide, or would provide, services to the Funds.

Portfolio Managers

If the New Advisory Agreements are approved, Mr. Van Wagoner and Mr. Jacobs would be responsible for overseeing the subadvisers (and any future subadviser).  Please see Appendix C for information about the portfolio managers at the subadvisers who would be responsible for the day-to-day management of the Funds.

Mr. Jacobs would primarily be responsible for allocating assets among the subadvisers or investing each Fund’s assets directly in other investments, such as registered funds.  Prior to his employment at VWCM, Mr. Jacobs was the Founder and Portfolio Manager for Crossover Venture Partners (“CVP”), a private managed hedge fund, from 2003 to 2007.  Before starting CVP, Mr. Jacobs was a Founding Partner, Director of Sales, Portfolio Manager, and Director of Asset Management of Thomas Weisel Partners (“TWP”) from 1998 to 2003.  Prior to joining TWP, Mr. Jacobs was a Founding Partner, Institutional Equity Sales, and Director of Sales with Wessels, Arnold and Henderson from 1986 to 1998.

Terms of the New Advisory Agreements

The following summary of the New Advisory Agreement is qualified in its entirety by reference to the copy attached as Appendix B.  The terms of the New Advisory Agreement, other than the fee, are substantially the same as the terms of the current advisory agreements.

Advisory Services.  VWCM will, subject to and in accordance with the investment objective and policies of a Fund and any directions from the Board, have overall responsibility for the general management and investment of the assets and investment portfolios of the Fund.  VWCM may delegate its investment responsibilities with respect to a Fund, or segments of a Fund, to one or more persons or companies, who will have full investment discretion for the Fund and make all determinations with respect to the investment of the Fund’s assets assigned to the delegated person or company and the purchase and sale of portfolio investments with those assets, and any steps necessary to implement its decision.  VWCM will not be responsible or liable for the investment merits of any decision by a delegated person or company to purchase, hold or sell a security for a Fund’s portfolio.

Under the New Advisory Agreement for each Fund, VWCM would be primarily responsible for the oversight of the subadvisers.  VWCM will develop overall investment programs and strategies for a Fund or segments of a Fund, revise such programs as necessary, and monitor and report periodically to the Board concerning the implementation of the programs.  VWCM will also research and evaluate subadvisers and advise the Board of the subadvisers that it believes are best-suited to invest the assets of a Fund; monitor and evaluate the investment performance of the subadvisers; determine the portion of a Fund’s assets to be managed by the subadvisers; recommend changes or additions of subadvisers when appropriate; and coordinate the investment activities of the subadvisers.  In addition to allocating assets among subadvisers, VWCM may also invest a Fund’s assets in securities directly.  It may exercise this discretion for any reason, including to invest a Fund’s assets pending allocation to a subadviser, to hedge a Fund against exposures created by the subadvisers, or to modify a Fund’s exposure to a particular investment or market-related risk.

Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Advisory Agreement on the part of VWCM, VWCM will not be subject to liability to a Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services under the New Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security.

Compensation.  The New Advisory Agreement provides for compensation to VWCM at the annual rates set forth in the table below.  These rates are based on the average daily net assets of a Fund, and are paid monthly, as determined by valuations made as of the close of each business day of the month.  VWCM will be responsible for paying the subadvisers (and any future subadvisers) out of its advisory fees.  The table below also shows the Funds’ current advisory fee rates.

Fund	Proposed Fee Rate	Current Fee Rate
Small-Cap Growth Fund	2.00%	1.25%
All-Cap Growth Fund	2.00%	1.15%

The table below shows the aggregate fees earned by VWCM from the Funds for the fiscal year ended December 31, 2008, the amount VWCM would have received for the last fiscal year if the proposed fees had been in effect, and the difference between these amounts.

Fund	Fees Earned	Fees That Would Have Been Earned	Percentage Change
Small-Cap Growth Fund	$289,600	$463,360	60%
All-Cap Growth Fund	$109,813	$190,979	74%

If the New Advisory Agreement had been in effect for the last fiscal year, and assuming the subadvisers had been engaged for the entire period, VWCM estimates that it would have paid the subadvisers, in the aggregate, $278,016, or 1.20% of average net assets, for subadvising the Small-Cap Growth Fund and $105,038, or 1.10% of average net assets, for subadvising the All-Cap Growth Fund.

Expenses.  VWCM will not be required to pay any expenses of a Fund.  VWCM will be responsible for the subadvisers’ fees.

Termination.  The New Advisory Agreement of a Fund may be terminated at any time, without the payment of any penalty, by the Board or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, upon giving sixty (60) days’ written notice to VWCM.  The New Advisory Agreement may be terminated by VWCM at any time upon the giving of sixty (60) days’ written notice to the Company.  The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).  Subject to prior termination, the New Advisory Agreement will continue in effect for two (2) years from the date it is executed and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board or by the vote of the majority of the outstanding voting securities of the Company, as defined in the 1940 Act, and (ii) the Board in the manner required by the 1940 Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

Factors Considered By the Board

The New Advisory Agreements were discussed and considered at a meeting of the Board held on October 28, 2009, which a majority of the Directors and Independent Directors attended in person.  With the developments in the financial markets in the past year, and the opportunity to invest with quality managers using strategies that are intended to have low correlations to traditional market indices, VWCM and the Directors discussed repositioning the Embarcadero Funds to seek low market correlation strategies using multiple subadvisers at a September 2009 meeting.  The Directors asked VWCM to present a formal proposal for restructuring the Funds and the other series of the Embarcadero Funds at a future meeting, which VWCM presented at the October 28, 2009 meeting.  The Directors, including the Independent Directors, reviewed materials prepared in advance of the October 28, 2009 meeting, including materials showing the standards to be used by the Independent Directors in reaching their decisions about the New Advisory Agreements, and had reviewed and received an extensive presentation about the new advisory arrangements and the subadvisers proposed for the Funds in connection with their review of substantially similar arrangements for other funds earlier in the year.  The Independent Directors discussed the materials, which included financial, statistical and other information, with VWCM, who responded to questions about the proposed New Advisory Agreement and the allocation of responsibilities between VWCM and the subadvisers.  VWCM discussed the due diligence it had conducted and the process through which it selected the subadvisers for recommendation to provide services to the Funds.

The Independent Directors considered a variety of factors.  Their individual determinations were made on the basis of each Director’s business judgment after consideration of all the information presented.  Individual Directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

In approving the New Advisory Agreements for each Fund, the Directors considered and evaluated, among other things, the following factors:  (1) the nature, quality and extent of services to be provided by VWCM and the subadvisers; (2) historical performance information of accounts managed by the subadvisers; (3) the proposed management fees and expected total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

The Directors concluded that, for each Fund, VWCM would be providing services comparable to those provided by investment advisers generally, and that, with respect to each Fund, the nature and extent of the services provided by VWCM were appropriate, given the applicable investment objective and strategy.  The Directors concluded that by finding and recommending the subadvisers, VWCM had demonstrated its ability to select qualified portfolio managers with the potential to outperform the market.  The Directors concluded that it was unlikely that the Funds would grow sufficiently in the first couple of years to yield significant economies of scale to VWCM, but that this factor would be monitored and taken into consideration on an ongoing basis.  The Directors concluded that it was unlikely that the Funds would grow to a sufficient size in the first couple of years for VWCM to realize more than a reasonable profit from the investment advisory arrangements, but that VWCM’s profitability would be reviewed on a quarterly basis.

The Directors noted that the proposed management fees and expected total operating expenses of each Fund were higher than those of many other mutual funds, but believed the higher fees and expenses were warranted because of the potential performance of the new strategies.  The Directors recognized that in order to compensate the various subadvisers who would provide services to the Funds, who generally charged higher rates than those currently charged by the Funds’ previous subadviser due to the nature of their investment techniques and strategies, it was necessary to approve an increase in VWCM’s fee.  However, the Directors requested, and VWCM agreed, to limit the expenses of each Fund to 2.99% of each Fund’s average daily net assets, if the New Advisory Agreement is approved by shareholders.  Further, the Directors recognized VWCM’s efforts to reduce Fund expenses, which, along with the Board’s other initiatives to provide improved investment options, could attract new investors and further reduce expenses over time.

Certain of these factors are discussed in greater detail below.

In considering the nature and extent of services to be provided by VWCM, the Directors recognized that VWCM would be primarily responsible for overseeing the Funds’ subadvisers.  The Directors considered VWCM’s ability to effectively oversee the subadvisers and coordinate compliance responsibilities for the Funds, along with the coordination of the Funds’ other service providers.  The Board recognized that each of the subadvisers currently provided advisory services to registered mutual funds and were thus familiar and experienced with using their strategies for a registered fund.  VWCM represented that, in considering new service providers for the Funds, it had explored their capabilities for providing the services required by the Funds and their strategies, and that VWCM would closely monitor compliance and other operational matters and keep the Board informed of any issues.

In reviewing performance information, the Board considered composite information presented by the subadvisers for accounts with substantially similar objectives, policies, strategies and risks to those they would use for portions of the Funds.  The Board also discussed with VWCM its methods for allocating assets among the subadvisers, or similar mutual funds, and performance expectations for the Funds.

The Board also received financial information about VWCM and considered the extent that economies of scale could be realized as the Funds grew in size.  The Directors recognized that estimates of such information under the New Advisory Agreement would depend on certain factors and assumptions, and determined to monitor these factors in connection with subsequent renewals of the New Advisory Agreement.  The Directors recognized that VWCM would pay a portion of its advisory fees to the subadvisers.  The Directors recognized that VWCM had been proactive in managing and reducing the Funds’ expenses and had agreed to waive fees or reimburse expenses for the Funds once the Funds’ new investment programs were implemented.

Finally, the Directors recognized certain “fall out” benefits that VWCM may receive under the New Advisory Agreements.  VWCM would not provide services to the Funds other than under the New Advisory Agreement, but the Board recognized that VWCM could receive positive reputational benefits from its association with the Funds if the Funds are successful.

Overall, the Directors and the Independent Directors concluded that the New Advisory Agreements were fair and reasonable.  At the October 28, 2009 meeting, the Directors determined to submit the New Advisory Agreements to shareholders for their approval.

If approved by shareholders of a Fund, the New Advisory Agreement would take effect as soon as practicable following such approval.

If shareholders of a Fund do not approve this Proposal 1, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future, other advisory arrangements, or whether to liquidate a Fund.

Required Vote

The Funds will each vote on the New Advisory Agreement separately.  Approval of the New Advisory Agreement for one Fund is not conditioned on the other Fund also approving the New Advisory Agreement.  Approval of this Proposal 1 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act.  A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

VWCM currently serves as the Funds’ investment adviser.  Information about VWCM appears in Proposal 1.

The Funds’ fund accountant and administrator is Mutual Shareholder Services, LLC, whose principal office is located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.  The Funds’ principal underwriter is Rafferty Capital Markets, LLC, whose principal office is located at 59 Hilton Avenue, Garden City, New York 11530.

VOTING MATTERS

The Funds will solicit proxies by mail.  Certain of the Funds’ officers and employees may solicit by telephone or personally.  The Funds will not pay these officers and employees specifically for soliciting proxies.  The Funds will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds.  The cost of soliciting proxies is expected to be approximately $37,000 for both Funds.  The Funds have retained the Altman Group, a proxy solicitation firm, to solicit proxies.  To reduce expenses and duplicate mail, the Funds will send only one copy of this proxy statement to each household address (i.e., householding) unless they have received contrary instructions.  If you share an address with another shareholder, but wish to receive a separate copy of this proxy statement, please call 1-800-228-2121 and the Funds will promptly send you a separate copy.

In order to transact business at the Special Meeting, a quorum must be present.  A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be voted on a proposal will constitute a quorum for the proposal.

The Special Meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve a proposal are not received.  The Company may hold the Special Meeting for one proposal and adjourn the Special Meeting for another proposal.  For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.  The Special Meeting may be adjourned without notice other than an announcement at the Special Meeting.

If the accompanying form of proxy is executed properly and returned or properly voted over the telephone or the Internet, shares represented by it will be voted at the Special Meeting in accordance with the shareholder’s instructions.  Proxies returned with instructions to withhold authority to vote, broker “non-votes” (meaning a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or abstentions (proxies marked to indicate the shareholder is abstaining from voting on a particular matter), will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business, but will be counted against any proposal, such as Proposal 1, that requires the affirmative vote of a specified percentage of shareholders.

You may revoke your proxy at any time before it is exercised by giving the Funds’ Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting.  Your attendance at the Special Meeting does not automatically revoke your proxy.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting certain tests contained in those rules may, under certain conditions, be included in the Funds’ proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Funds of any such proposal.  Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Company’s Board knows of no other matters that may come before the Special Meeting.  If any other matters properly come before the Special Meeting, it is the intention of the person acting pursuant to the enclosed form of proxy to vote the shares represented by the proxies in accordance with his or her best judgment with respect to such matters.

You may request a copy of the Funds’ most recent annual report by contacting the Funds at: Embarcadero Funds, Inc., c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling 1 800-228-2121.  The Funds will furnish these copies free of charge.

EMBARCADERO FUNDS, INC.

Jay Jacobs

President

San Francisco, California

November [XX], 2009

Appendix A

Fund Ownership and Principal Shareholders

The following tables set forth certain information regarding the ownership of shares of the Funds as of the Record Date by each person or entity known by the Funds to own beneficially or of record more than five percent of the shares of the Fund in question.

[to come]

Small-Cap Growth Fund

National Financial Services Corp., for the exclusive benefit of our Customers* 1 World Financial Center, Attn: Mutual Funds 5th Floor New York, NY 10281-1003	[ ]%
Charles Schwab & Co. Inc., Special Custody Account for the exclusive benefit of Customers* 101 Montgomery Street, Attn: Mutual Funds San Francisco, CA 94104-4122	[ ]%
Ameritrade Inc., for the exclusive benefit of our Customers* PO Box 2226 Omaha, NE 68103-2226	[ ]%
Garrett Van Wagoner 3 Embarcadero Center, Suite 1120 San Francisco, CA 94111	[ ]%

All-Cap Growth Fund

National Financial Services Corp., for the exclusive benefit of our Customers* 1 World Financial Center, Attn: Mutual Funds 5th Floor New York, NY 10281-1003	[ ]%
Charles Schwab & Co. Inc., Special Custody Account for the exclusive benefit of Customers* 101 Montgomery Street, Attn: Mutual Funds San Francisco, CA 94104-4122	[ ]%
Ameritrade Inc., for the exclusive benefit of our Customers* PO Box 2226 Omaha, NE 68103-2226	[ ]%
Garrett Van Wagoner 3 Embarcadero Center, Suite 1120 San Francisco, CA 94111	[ ]%

*Shareholders of record, not beneficial owners.

Appendix B

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT (“Agreement”), made this ____ day of ______, 2010, between Embarcadero Funds, Inc., a Maryland corporation (the “Company”), and Van Wagoner Capital Management, Inc., a Delaware corporation (the “Adviser”).

W I T N E S S E T H :

WHEREAS, the Company is currently registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company.  The Company’s authorized shares are divided into series, including the [NAME] Fund (the “Fund”);

WHEREAS, the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, provides investment advisory services to the Fund, pursuant to a separate investment advisory agreement; and

WHEREAS, the Company and the Adviser desire to enter into a new investment advisory agreement with respect to the Fund.

NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

1.  Employment.  The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to administer its business and administrative operations, subject to the direction of the Board of Directors of the Company (the “Board of Directors”) and the officers of the Company, for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

2.  Authority of the Adviser.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.  However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of its responsibility for and control of the affairs of the Fund.

3.  Obligations of and Services to be Provided by the Adviser.  The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.

Management and Administrative Services.

(1)

The Adviser shall furnish to the Company adequate office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and all office furnishings, facilities and equipment as may be reasonably required for performing services relating to advisory, research, asset allocation, portfolio manager selection and evaluation activities and otherwise managing and administering the business and operations of the Fund.

(2)

The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 3(A)(1) and shall bear the expense of providing such services, except as provided in Section 4 of this Agreement.  The Adviser shall also compensate all officers and employees of the Company who are officers or employees of the Adviser or its affiliated companies.

B.

Investment Management Services.

(1)

The Adviser shall, subject to and in accordance with the investment objective and policies of the Fund and any directions which the Board of Directors may issue to the Adviser, have overall responsibility for the general management and investment of the assets and securities portfolios of the Fund.

(2)

The Adviser may delegate its investment responsibilities under sub-paragraph 3(B)(1) with respect to the Fund or segments thereof to one or more persons or companies (“Portfolio Manager[s]”) pursuant to an agreement between the Adviser, the Company and each such Portfolio Manager (“Sub-Advisory Agreement”).  Each Sub-Advisory Agreement may provide that the Portfolio Manager, subject to the control and supervision of the Board of Directors and the Adviser, shall have full investment discretion for the Fund and shall make all determinations with respect to the investment of the Fund’s assets assigned to the Portfolio Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision.  Any delegation of duties pursuant to this paragraph shall comply with all applicable provisions of Section 15 of the Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief.  Adviser shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the Fund’s portfolio.

(3)

The Adviser shall develop overall investment programs and strategies for the Fund, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Directors concerning the implementation of the programs.

(4)

The Adviser shall research and evaluate Portfolio Managers and shall advise the Board of Directors of the Company of the Portfolio Managers which the Adviser believes are best-suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of each Portfolio Manager; shall determine the portion of the Fund’s assets to be managed by each Portfolio Manager; shall recommend changes or additions of Portfolio Managers when appropriate; and shall coordinate the investment activities of the Portfolio Managers.

(5)

The Adviser shall be solely responsible for paying the fees of each Portfolio Manager.

(6)

The Adviser shall render to the Board of Directors such periodic reports concerning the business and investments of the Fund as the Board of Directors shall reasonably request.

C.

Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Adviser will make available and provide financial, accounting and statistical information required by the Fund for the preparation of registration statements, reports and other documents required by federal and state securities laws, and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

D.

Provision of Personnel.

The Adviser shall make available its officers and employees to the Board of Directors and officers of the Company for consultation and discussions regarding the administration and management of the Company and its investment activities.

4.  Expenses.  The Adviser shall not be required to pay any expenses of the Fund.  The expenses of the Fund’s operations borne by the Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

5.  Compensation of the Adviser.  For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of the Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.  The advisory fee shall be 1/12 of ___% (___% per annum) of such average net assets of the Fund.  For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the business days during which it is so in effect.

6.  Ownership of Shares of the Fund.  The Adviser shall not take an ownership position in the Fund, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

7.  Exclusivity.  The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.  Although the Adviser has permitted and is permitting the Fund and the Company to use the name “Van Wagoner”, it is understood and agreed that the Adviser reserves the right to use and has permitted and may permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund and the Company will not use such name if the Adviser ceases to be an investment adviser for the Fund.  During the period that this Agreement is in effect, and except as herein provided, the Adviser shall be the Fund’s sole investment adviser.

8.  Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

9.  Brokerage Commissions.  The Adviser, subject to the control and direction of the Board of Directors, and any Portfolio Managers, subject to the control and direction of the Board of Directors and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed.  The Adviser or the Portfolio Managers may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), to the Adviser or the Portfolio Managers a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act).  The Adviser shall provide such reports as the Board of Directors may reasonably request with respect to each Fund’s total brokerage and the manner in which that brokerage was allocated.

10.  Code of Ethics.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption.  Upon the written request of the Company, the Adviser shall permit the Company to examine the reports required to be made by the Adviser pursuant to Rule 17j-1(c)(1).

11.  Amendments.  This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

12.  Termination.  This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving sixty (60) days’ written notice to the Adviser.  This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days’ written notice to the Company.  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act).  Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board of Directors or by the vote of the majority of the outstanding voting securities of the Company, as defined in the Act, and (ii) the Board of Directors in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

B-#

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

VAN WAGONER CAPITAL MANAGEMENT, INC.

(the “Adviser”)

By:_________________________________

Garrett Van Wagoner, President

EMBARCADERO FUNDS, INC.

(the “Company”)

By:_________________________________

Jay Jacobs, President

B-#

Appendix C

Information About the Subadvisers to the

Small-Cap Growth Fund and All-Cap Growth Fund

If the New Advisory Agreement is approved, each Fund will change its name and implement a new investment program.  Under the new investment program, multiple subadvisers would be responsible for the day-to-day management of a Fund’s assets.

The subadvisers for the Small-Cap Growth Fund would be:

AlphaStream Capital Management LLC

Nakoma Capital Management, LLC

Nicholas Investment Partners, L.P.

Sage Capital Management, LLC

Simran Capital Management LLC

Sunnymeath Asset Management, Inc.

TWIN Capital Management, Inc.

SSI Investment Management, Inc.

Zacks Investment Management

The subadvisers for the All-Cap Growth Fund would be:

AlphaStream Capital Management LLC

Sage Capital Management, LLC

TWIN Capital Management, Inc.

Zacks Investment Management

The Subadvisory Agreement

If the New Advisory Agreement with VWCM is approved for a Fund, the subadvisers will enter into a Subadvisory Agreement with VWCM concerning that Fund with terms substantially as described below.

Subadvisory Services.  Under a Subadvisory Agreement, a subadviser would be responsible for decisions with respect to all purchases and sales of securities and other investment assets concerning the assets allocated to it.  To carry out these decisions, the subadviser is authorized, as agent and attorney-in-fact for that Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to the assets allocated to it, and to select brokers and dealers to execute, or to select markets on or in which to execute, such orders or instructions.  In all purchases, sales and other transactions in securities and other investments for the assets allocated to it, the subadviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  The subadviser will provide reports to the Board and VWCM as reasonably requested by them, and will also maintain on behalf of the Fund certain records.  In making purchases and sales of securities and other investment assets for a Fund, the subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Fund’s policies and procedures, its registration statement and other applicable laws.

Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under a Subadvisory Agreement on the part of a subadviser, the subadviser will not be liable for any act or omission in the course of, or connected with, rendering services under its Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security.

Termination.  A Subadvisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by VWCM on 60 days' written notice to the subadviser or (ii) by the subadviser on 60 days' written notice to the Fund.  A Subadvisory Agreement will terminate immediately (x) upon its assignment or (y) upon termination of the New Advisory Agreement between VWCM and a Fund.  Subject to prior termination, a Subadvisory Agreement will continue in effect for an initial period of two years and indefinitely thereafter, but only so long as the continuance after the initial period is specifically approved annually by the Board of the Company in the manner required by the 1940 Act.

The Subadvisers

Information about the Funds’ subadvisers is presented below.

ALPHASTREAM CAPITAL MANAGEMENT LLC

AlphaStream Capital Management LLC (“AlphaStream”) was formed in June of 2002 by the former U.S. quantitative equity portfolio management team of Zurich Scudder Investments, Inc. (“ZSI”).  The firm believes in a fundamental quantitative approach that is applied using a strategy that has been researched, tested, and implemented, to balance reward to risk to meet client objectives.

AlphaStream is located at 3404 Mt. Diablo Boulevard, Suite 17, Lafayette, CA 94549 and, as of December 31, 2008, had approximately $48 million in assets under management, of which approximately $27 is in a long/short equity strategy.  AlphaStream was founded by Stephen Marsh and Robert Tymoczko, AlphaStream’s two principals.  Mr. Marsh and Mr. Tymoczko have worked together for 9 years as a team, first for three years as co-heads of U.S. quantitative equities at ZSI and then for 6 years at AlphaStream.

Portfolio Managers

Mr. March and Mr. Tymoczko would serve as portfolio managers.  Their backgrounds appear below:

Stephen Marsh

Mr. Marsh is a founding member of AlphaStream.  Prior to that, Mr. Marsh was the lead portfolio manager at ZSI for tax-managed institutional accounts and co-head of U.S. quantitative equities.  Mr. Marsh previously served in London as Client Service Director and served on the global and the emerging market bond investment policy committees.  He holds an M.Sc. from Strathclyde University, Glasgow and a B.Sc. from Heriot-Watt University, Edinburgh.  He holds the Series 65 NASD license.

Robert Tymoczko

Mr. Tymoczko is a founding member of AlphaStream.  Prior to that, Mr. Tymoczko was the lead portfolio manager at ZSI for enhanced index and small cap mutual funds and co-head of U.S. quantitative equities.  He holds an MBA from the University of Chicago and a BA from Stanford University.  Mr. Tymoczko holds the Series 7 and 63 NASD licenses.

SAGE CAPITAL MANAGEMENT, LLC

Sage Capital Management, LLC (“SCM”) specializes in U.S. convertible arbitrage strategies.  The strategy involves purchasing interest-bearing convertible debentures and high yielding convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing an appropriate number of equity call options.  The firm has managed domestic limited partnership funds open to both individual and institutional investors as well as a number of separately managed accounts for over twenty years.  SCM was founded in 1988 by Peter deLisser for the purpose of investing client capital in convertible arbitrage strategies.  Convertible arbitrage has traditionally been a conservative, low volatility investment strategy, and typically generates higher returns than that offered by fixed income instruments having the same risk profile.

SCM is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236.  Assets under management were approximately $100 million as of December 31, 2008.  SCM is wholly owned by Mr. deLisser, Karen Heston and Michael Ippolito, its three principals.

Portfolio Managers

Mr. deLisser, Ms. Heston and Mr. Ippolito would serve as portfolio managers.  Their backgrounds appear below:

Peter deLisser

Mr. deLisser is SCM’s President and Senior Partner.  In 1982, Mr. deLisser participated in the Morgan Stanley Training Program in Securities Trading.  Upon graduation, Mr. deLisser entered the firm’s Convertible Securities department as a sales/trader.  He spent six years marketing convertible securities to major U.S. institutions and was part of the group responsible for investing Morgan Stanley’s proprietary capital in convertible arbitrage strategies.  In April of 1988, Mr. deLisser resigned from Morgan Stanley as a Vice President to create the Sage Capital Limited Partnership Fund.  He is the founder, president and senior partner of SCM.  He received a BA from Brown University in 1973.

Karen Heston

Ms. Heston is SCM’s Vice President and Partner.  In 1981, Ms. Heston participated in the Manufacturers Hanover Trust Company’s Management Credit Training Program.  Upon graduation, she joined the Bank’s Energy Division as a loan credit officer specializing in lending to the oilfield service industry.  In 1985, Ms. Heston transferred to the bank’s Interest Rate Swap department.  In 1990, Ms. Heston joined the Interest Rate Derivatives Group of Security Pacific Merchant Bank.  In 1991 she joined the newly-formed derivatives team of Societe Generale, NY as a Vice President.  Ms. Heston left Societe Generale in April 1993 to join SCM as a portfolio manager.  She received a BA from Middlebury College in 1981 and an MBA from New York University in 1990.

Michael Ippolito

Mr. Ippolito is SCM’s Vice President and Partner.  In 1987, Mr. Ippolito joined a regional Certified Public Accounting firm in the Seattle, WA area, earning his CPA charter while there.  He assisted both public and private corporations in all audit, accounting and tax related matters.  From 1991 to 1999, Mr. Ippolito worked in the wealth management industry as a financial consultant with UBS Financial Services.  He managed capital for wealthy individuals, trusts, estates, corporations and pension plans and consulted in all areas of business and personal financial planning.  He earned his Chartered Financial Analyst (CFA) designation in 1999 and is a board member of the Financial Analysts Society of Tampa Bay.  Mr. Ippolito joined SCM as a portfolio manager in July 1999.  He received a BA from Washington State University in 1986.

TWIN CAPITAL MANAGEMENT, INC.

TWIN Capital Management, Inc. (“TWIN”) focuses on large and mid-cap U.S. equities and has nearly 20 years of long/short management experience.  The firm was founded in 1990 by Geoffrey Gerber, Ph.D., formerly of Mellon Equity Associates, beginning with a long/short, market-neutral strategy.  TWIN is a research-intensive organization, and all of its strategies are driven by models.

TWIN is located at 3244 Washington Road, Suite 202, McMurray, PA 15317.  Assets under management were approximately $563 million as of December 31, 2008.  TWIN is wholly-owned by Mr. Gerber.  Christopher Erfort and James Hough, discussed below, are also senior executive officers of TWIN.

Portfolio Managers

Mr. Gerber and Mr. Erfort would serve as portfolio managers.  Their backgrounds appear below:

Geoffrey Gerber

Mr. Gerber is the President of TWIN.  Having founded TWIN in 1990, Mr. Gerber is the Chief Investment Officer overseeing the entire quantitative investment process and general management of the firm.  He is a specialist in institutional quantitative investment management and is also a faculty member for the Aresty Institute’s Wharton Executive Education Program on Pension Funds and Investment Management.  He also serves as Chair of the Pittsburgh UJF Foundation Investment Committee, Chair of the Burroughs Wellcome Foundation Investment Committee and is a member of the Burroughs Wellcome Foundation Board of Directors.  Mr. Gerber holds a Ph.D. in Finance and Economics from the University of Pennsylvania, and a BA from the State University of New York at Buffalo.

Christopher Erfort

Mr. Erfort is a portfolio manager and equity trader.  He joined TWIN in 1997 and is currently head of equity trading, where he is responsible for trade implementation and measurement, and a portfolio manager, where he co-manages the equity portfolios and is also responsible for the derivative portfolios for the portable alpha overlays.  Mr. Erfort joined TWIN from Federated Investors Fund Controller team.  Prior to Federated, Mr. Erfort worked as a Mellon Trust accountant.  Mr. Erfort holds an MBA from Robert Morris University and a BA from Marietta College, and he is a Chartered Financial Analyst.

ZACKS INVESTMENT MANAGEMENT

Zacks Investment Management (“Zacks”) was established in 1992.  It uses several equity strategies, and provides services to separately managed portfolios, hedge funds and a limited partnership.  It has a history of analytic modeling, which evolved into a heavy focus on fundamentals.  Zacks also performs estimate revision work, which is based on the pattern of earnings estimate revisions.  Ben Zacks initiated the Zacks models and portfolio management techniques upon establishing the firm.

Zacks is located at 100 N. Riverside Plaza, Suite 2200, Chicago, IL 60606.  Assets under management were approximately $1.6 billion as of January 31, 2009.  Zacks is owned by Zacks Investment Research, a corporation, which is wholly owned by Leonard and Ben Zacks.  Mitch Zacks is also an executive officer of Zacks.

Portfolio Managers

Ben Zacks and Ming Fang would serve as portfolio managers.  Their backgrounds appear below:

Ben Zacks

Mr. Zacks founded Zacks in 1992.  Prior to the inception of Zacks, he was one of the two founders of Zacks Investment Research (the parent company) in 1978.  He has supervised the Market Neutral Strategy since inception, or approximately fifteen years, and invests in the strategy.  He also manages the Zacks All Cap Core Strategy.  Mr. Zacks holds a BA from Boston University.

Ming Fang

Mr. Fang has been with Zacks since the beginning of 2008 and has ten years of quantitative research and trading experience.  Most recently, he was a Quantitative Equity Portfolio Manager at Brevan Howard U.S Management, where he managed a market-neutral U.S. equity portfolio.  Prior to that, he was an Associate Director in Quantitative Equity at PartnerRe Asset Management Corporation, where he co-managed a long/short domestic equity portfolio.  Mr. Fang has a Ph.D in Finance from Yale University and a Ph.D in Applied Mathematics from the University of Washington.

NAKOMA CAPITAL MANAGEMENT, LLC

Nakoma Capital Management, LLC (“Nakoma”) uses a strategy that seeks to produce an absolute rate of return commensurate with the stock market with risk levels similar to the bond market.  Nakoma employs a style-agnostic, expectations investment approach that helps in diversification because it seeks to produce returns with low correlation to the stock and bond markets.  Nakoma has been using an expectations investment approach for more than 20 years.  Together, the investment team has over 100 years of combined investment experience.  Securities held in Nakoma portfolios are mainly U.S. stocks of large to medium-size companies and occasionally exchange-traded funds.

Nakoma is located at 8040 Excelsior Drive, Suite 401, Madison, WI 53717.  Assets under management were approximately $212 million as of December 31, 2008.  Nakoma is owned by Dan Pickett, Mark Fedenia, Irwin F. Smith, Joel Kurth and Robyn K. Rannow, who are also Nakoma’s Managing Directors.

Portfolio Managers

If Nakoma is approved as subadviser to the Post-Venture Fund, Dan Pickett, Mark Fedenia, Irwin F. Smith, and Joel Kurth would serve as portfolio managers.  Their backgrounds appear below:

Dan Pickett

Mr. Pickett is a Managing Director and Nakoma’s Chief Investment Officer.  He has over 22 years of investment experience and joined Nakoma in 2002.  Prior to that, he was Managing Director at Southridge Capital Management LLC from 1997 to 2002 and Managing Director at Columbus Circle Investors from 1988 to 1997.  He is a Chartered Financial Analyst.  He received a BBA and MS from the University of Wisconsin-Madison.

Mark Fedenia

Mr. Fedenia is a Managing Director.  He has over 32 years of investment experience and joined Nakoma in 2002.  Prior to that, he was a Director at Southridge Capital Management LLC.  Also, since 1986 he has been a Director of the Applied Security Analysis Program at the University of Wisconsin-Madison.  He received a BS, MS and Ph.D from the University of Wisconsin-Madison.

Irwin F. Smith

Mr. Smith is a Managing Director.  He has over 42 years of investment experience and joined Nakoma in 1999.  Prior to that, he was Executive in Residence, University of Wisconsin-Madison Graduate School of Business from 1998 to 2000.  From 1975 to 1998 he was Chief Executive Officer and Chief Investment Officer at Columbus Circle Investors, and from 1972 to 1975 he was Deputy Treasurer/Chief Investment Officer of the State of Connecticut.  He is a Chartered Financial Analyst.  He received a BS and MBA from the University of Wisconsin-Madison.

Joel Kurth

Mr. Kurth is a Managing Director.  He has over 15 years of investment experience and joined Nakoma in 2008.  Prior to that, he was a Portfolio Manager at Ark Asset Management from 1998 to 2007 and a Securities Analyst at Columbus Circle Investors from 1995 to 1998.  He is a Chartered Financial Analyst.  He received a BBA and MS from the University of Wisconsin-Madison.

NICHOLAS INVESTMENT PARTNERS, L.P.

Nicholas Investment Partners, L.P. (“Nicholas”) is an independent, employee-owned investment management firm specializing in small to mid-cap growth equity and convertibles.  It was founded in 2006 by Catherine Nicholas and Art Nicholas, the original partners of Nicholas-Applegate Capital Management (“NACM”).  Combined, they have over 57 years of experience managing institutional investments across equity markets and other asset classes.  After the expiration of their non-competition agreements related to the sale of NACM, they built the necessary infrastructure to manage equity and convertible strategies for institutional clients, including adding senior investment and client service professionals.  Together, they each have over 20 years average institutional experience, through several market and industry cycles.

Nicholas is located at 6451 El Sicomoro, Rancho Santa Fe, CA 92067.  Assets under management were approximately $149 million as of February 28, 2009.  Catherine Nicholas and Art Nicholas, along with John Wylie, Arthur Gleeson and Laura DeMarco are the principal owners and partners of Nicholas.

Portfolio Managers

Catherine Nicholas and John Wylie would serve as portfolio managers.  Their backgrounds appear below:

Catherine Nicholas

Ms. Nicholas is the Managing Partner and Chief Investment Officer of Nicholas and a Founder of Nicholas in 2006.  From 2002 to 2004 she was a Member of the Executive Committee and U.S. Equity Committee of Allianz Dresdner Asset Management and Lead Portfolio Manager of the Global Select Equity Product of NACM.  Prior to that, she was Partner (through 2001) and Chief Global Investment Officer at NACM from 1997 to 2002 and Partner and Lead Portfolio Manager, U.S. Small and Mini Cap Growth, NACM from 1991 to 1997.  She received a BS and an MBA from the University of Southern California.

John Wiley

Mr. Wiley is a Partner and Portfolio Manager – Convertibles and Convertible Arbitrage at Nicholas since 2007.  Prior to that, he was Co-Founder, Co-Chief Investment Officer and Lead Portfolio Manager at CapitalWorks Investment Partners from 1997 to 2007.  Prior to that, he was Partner and Chief Investment Officer of Investor Services Group at NACM from 1996 to 1997 and Partner and Lead Portfolio Manager, Growth & Income Team at NACM from 1993 to 1996.  He received a BA from Amherst College.

SIMRAN CAPITAL MANAGEMENT LLC

Simran Capital Management LLC (“Simran”) is an asset management firm dedicated to providing asset management for investment strategies in the high yield credit markets.  The Simran professionals have an extensive background in high yield investing, trading, restructuring and bankruptcy advisory, and investment banking.  Simran has developed its Pre-Event Driven Activist Strategy, which employs one of the more risk-averse investment profiles in the asset class, while maintaining a low correlation to equity and debt markets.  The strategy includes a multi-tiered credit research approach, which uses a proprietary statistical model to screen the entire high yield market to identify bonds as rich or cheap.  The managers selectively assemble a portfolio of credits trading below base recovery values, which are carefully generated by using investment banking financial models to identify worst-case scenario valuations in the event of liquidation, restructuring or bankruptcy for each issue in the high yield universe.  Management has combined 30+ years of expertise in intensive credit and valuation analysis as investment bankers, restructuring advisors and traders.

Simran is located at 161 N. Clark Street, 47th Floor, Chicago, IL 60601.  Assets under management were approximately $204 million as of December 31, 2008.  Simran is owned entirely by its employees, and Mesh Tandon and Jon Thomas are the Managing Partners.

Portfolio Managers

Mesh Tandon and Jon Thomas would serve as portfolio managers.  Their backgrounds appear below:

Mesh Tandon

Mr. Tandon is a Managing Partner and President of Simran, and a co-founder.  Mr. Tandon developed and executes the firm’s Pre Event Driven Activist Strategy described above.  Mr. Tandon has approximately 12 years of industry experience, having started his career as an investment banker at Salomon Brothers and JP Morgan Chase.  He also built and managed three different high yield and distressed hedge fund advisory platforms.  In 2001, he introduced an innovative approach to portfolio management by incorporating valuation and recovery analysis into traditional high yield research.  He later became a Managing Director and Partner for Advest, Inc. and RW Pressprich & Co.  Mr. Tandon is NASD Securities Principal Licensed.  Mr. Tandon graduated from the Edgar Bronfman School of Business at McGill University.

Jon M. Thomas

Mr. Thomas is a Managing Partner and Chief Investment Officer of Simran.  Mr. Thomas has approximately 11 years of Wall Street experience, having started his career as an investment banker at JP Morgan Chase.  After that, he was Senior Restructuring Advisor at Crossroads LLC where he advised bondholders, bank groups and companies in distressed situations.  He later became the Head of High Yield & Distressed Research and Senior Vice President at Advest, Inc. and RW Pressprich & Co.  Mr. Thomas is NASD Securities Principal Licensed.  Mr. Thomas graduated from the School of Business at Babson College.

SUNNYMEATH ASSET MANAGEMENT, INC.

Sunnymeath Asset Management, Inc. (“Sunnymeath”) uses strategies that seek to capitalize on market opportunities in a variety of asset classes and sectors.  It was founded in 1996 by James P. O’Mealia, who has over 30 years of investment experience in equity and fixed income securities.  Sunnymeath has significant experience in the energy, utility, metals, materials, retail and industrial sectors, and extensive experience restructuring distressed high yield bond issuers.

Sunnymeath is located at 151 Bodman Place, Suite 100, Red Bank, NJ 07701.  Assets under management were approximately $70 million as of February 28, 2009.  Sunnymeath is wholly owned by Mr. O’Mealia.

Portfolio Managers

James P. O’Mealia would serve as portfolio manager.  His background appears below:

James P. O’Mealia

Mr. O’Mealia is the President, Chief Investment Officer and founder of Sunnymeath.  Prior to founding Sunnymeath in 1996, he most recently served as the Vice-Chief Investment Officer of Fox Asset Management (“Fox”).  At Fox, he managed institutional equity, balanced and fixed income accounts and was a member of the firm's Investment and Management Committees.  He previously acted as a consultant to IBJ Schroder Bank & Trust.  At McGlinn Capital Management, he was Chief Operating Officer and served as a manager of the firm’s equity and high yield investments and directed the firm’s research effort.  He was previously the Vice President in charge of New York Life Insurance Company’s public equity and high yield investments.  Mr. O’Mealia currently serves on the board of the National Association of Petroleum Investment Analysts, and is also a member of the Association for Investment Management and Research, the New York Society of Securities Analysts, the CFA Institute and the Financial Planning Association of New Jersey.  Mr. O’Mealia received a BA from St. Lawrence University.

SSI INVESTMENT MANAGEMENT, INC.

SSI Investment Management, Inc. (“SSI”) was founded in 1973 and uses systematic investment strategies, and it integrates a disciplined quantitative process with fundamental analysis.  SSI has over 36 years of experience, and the senior investment team has worked together for more than 15 years.

SSI’s original vision, when it was founded in 1973, was to develop a strategy that could provide consistent returns irrespective of market movements.  SSI, an innovator in the application of statistical analysis to the stock market, originally created a thirteen-factor quantitative ranking system that led to the launch of the first equity market-neutral strategy in 1974.

Early in SSI’s history, in addition to the long/short equity market-neutral strategy, it tested various other hedging techniques, including hedging bonds, looking for those sustainable strategies that would provide alpha.  In 1994, with the addition of George Douglas (discussed below), SSI added Hedged Convertibles to its product spectrum.

SSI is located at 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, CA 90210.  Assets under management were approximately $1.1 billion as of March 9, 2009.  SSI is wholly-owned by its employees, and its principals are Amy Jo Gottfurcht, Chairman and Chief Executive Officer, John D. Gottfurcht, President, and George Douglas, Chief Investment Officer.

Portfolio Managers

George Douglas and Alex Volz would serve as portfolio managers.  Their backgrounds appear below:

George Douglas

Mr. Douglas is SSI’s Chief Investment Officer and co-portfolio manager for convertible arbitrage strategies.  He is responsible for the daily management of investment portfolios, serves as the lead portfolio manager of the hedged convertible strategy and oversees SSI’s research process.  He has 31 years of experience in quantitative equity research and portfolio management.  Prior to joining SSI, Mr. Douglas was Director of Quantitative Equity Investments at CS First Boston Asset Management.  He received a BS, MS and MBA from the University of Wisconsin.

Alex Volz

Mr. Volz is a co-portfolio manager for convertible arbitrage strategies at SSI.  He is responsible for analyzing convertible arbitrage opportunities and trading and has 11 years of experience trading convertible securities.  Prior to joining SSI, Mr. Volz was a Junior Partner at Southern Trading Partners, in Atlanta, Georgia.  He received a BA from Vanderbilt University.

DC-688755 v1

PROXY CARD

EMBARCADERO FUNDS, INC.

Small-Cap Growth Fund & All-Cap Growth Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY  XX, 2010

The undersigned, revoking prior proxies, hereby appoints Jay Jacobs as attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders to be held at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on January XX, 2010, at 10:00 a.m., local time, or at any adjournment thereof, upon the proposals described in the Notice of Special Meeting and accompanying Proxy Statement which have been received by the undersigned.

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